                                                                    EXHIBIT 10.1







          CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
             SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
          PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE SYMBOL
         "[****]" HAS BEEN INSERTED IN PLACE OF THE PORTIONS SO OMITTED.


                                                                           DRAFT





                           AIRLINE SERVICES AGREEMENT

                                      AMONG

                            PINNACLE AIRLINES CORP.,

                             PINNACLE AIRLINES, INC.

                                       AND

                            NORTHWEST AIRLINES, INC.

                            DATED AS OF MARCH 1, 2002



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                                TABLE OF CONTENTS

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
ARTICLE I    DEFINITIONS...........................................................................................1

           Section 1.01    Definitions.............................................................................1

ARTICLE II    PROVISION OF REGIONAL AIRLINE SERVICES..............................................................10

           Section 2.01    Operation of Scheduled Flights.........................................................10
           Section 2.02    Use of Designator, NW Identification and Related Matters...............................10
           Section 2.03    Use of Other Designators...............................................................10
           Section 2.04    Personnel and Dispatch Control.........................................................11
           Section 2.05    Inventory Management...................................................................11
           Section 2.06    Passenger Fares........................................................................11
           Section 2.07    DOT Certification......................................................................11
           Section 2.08    Compliance With Governmental Regulations...............................................11
           Section 2.09    Quality of Service.....................................................................11
           Section 2.10    Service Standards......................................................................12
           Section 2.11    Service Recovery.......................................................................12
           Section 2.12    Annual Operating Plan..................................................................13
           Section 2.13    Inflight Food, Beverages and Supplies..................................................13
           Section 2.14    Exclusivity Arrangements...............................................................14
           Section 2.15    Other Operations.......................................................................14

ARTICLE III    EQUIPMENT..........................................................................................15

           Section 3.01    Use of the Equipment...................................................................15
           Section 3.02    Fleet Size and Related Matters.........................................................15
           Section 3.03    Lease of the Equipment.................................................................17
           Section 3.04    Terms of the Leases....................................................................17
           Section 3.05    Manufacturer Benefits Agreement........................................................17
           Section 3.06    Equipment Maintenance, Servicing and Cleaning..........................................17
           Section 3.07    Third Party Guarantees and Warranties..................................................18
           Section 3.08    Related Transfer Arrangements..........................................................18
           Section 3.09    Equipment Financing Coordination.......................................................19
           Section 3.10    Spare Parts Inventory; Application of Credits..........................................19

ARTICLE IV    ANCILLARY ARRANGEMENTS..............................................................................19

           Section 4.01    Coordination with Pinnacle.............................................................19
           Section 4.02    Ground Handling........................................................................20
           Section 4.03    Facilities.............................................................................21
           Section 4.04    Data Communications....................................................................23
           Section 4.05    Security...............................................................................23
           Section 4.06    Reservation Services...................................................................23


                                       i
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                                                                                                                 ----

           Section 4.07    Ticketing Services and Ticketing Procedures............................................23
           Section 4.08    Baggage Handling Services..............................................................24
           Section 4.09    Air Cargo Handling Services............................................................25
           Section 4.10    Use of COMAT...........................................................................26
           Section 4.11    Slots and Route Authorities............................................................26
           Section 4.12    Emergency Response and Family Assistance...............................................26

ARTICLE V    REVENUES, PAYMENTS AND SETOFF........................................................................26

           Section 5.01    Revenues...............................................................................26
           Section 5.02    Payments to Pinnacle...................................................................26
           Section 5.03    Initial Block Hour and Cycle Rates; IOP Program Adjustment.............................28
           Section 5.04    Ground Handling Rates..................................................................29
           Section 5.05    Fixed Costs............................................................................30
           Section 5.06    Fuel...................................................................................30
           Section 5.07    Direct Expenses........................................................................32
           Section 5.08    Billing................................................................................34
           Section 5.09    Monthly Margin Calculation and Payment.................................................34
           Section 5.10    Annual Margin Adjustment Payment.......................................................34
           Section 5.11    Rate Adjustments.......................................................................36
           Section 5.12    Revised Monthly Margin Calculation and Payment.........................................37
           Section 5.13    Revised Annual Margin Adjustment Payment...............................................38
           Section 5.14    Non-Scheduled Flight Refund............................................................40
           Section 5.15    Incentives and Penalties...............................................................40
           Section 5.16    Pinnacle Change of Control.............................................................42
           Section 5.17    Credit Card Chargebacks................................................................42
           Section 5.18    Returned Checks........................................................................43
           Section 5.19    Most Favored Nations...................................................................43

ARTICLE VI    REPORTING OBLIGATIONS, AUDITING, INSPECTIONS AND CONFIDENTIALITY/PUBLICITY..........................44

           Section 6.01    Reporting Obligations..................................................................44
           Section 6.02    Audits.................................................................................44
           Section 6.03    Inspections............................................................................45
           Section 6.04    Confidentiality/Publicity..............................................................45

ARTICLE VII    NORTHWEST IDENTIFICATION...........................................................................45

           Section 7.01    Identification License.................................................................45
           Section 7.02    Designator License.....................................................................45
           Section 7.03    New Identifications....................................................................46
           Section 7.04    Use of Identification..................................................................46
           Section 7.05    Quality Control........................................................................46
           Section 7.06    Reservation of Rights..................................................................46
           Section 7.07    Ownership..............................................................................46
           Section 7.08    Termination............................................................................46

                                       ii
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                                                                                                                 Page
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           Section 7.09    Bankruptcy.............................................................................47

ARTICLE VIII    TAXES AND FEES....................................................................................47

           Section 8.01    Taxes and Fees.........................................................................47
           Section 8.02    Ticket Taxes and Fees..................................................................47
           Section 8.03    Refunds of Tax.........................................................................48

ARTICLE IX    LIABILITY, INDEMNIFICATION AND INSURANCE............................................................48

           Section 9.01    Independent Contractor.................................................................48
           Section 9.02    Indemnification........................................................................49
           Section 9.03    Insurance..............................................................................49

ARTICLE X    TERM AND TERMINATION.................................................................................51

           Section 10.01    Term..................................................................................51
           Section 10.02    Termination by Either Party...........................................................51
           Section 10.03    Termination by Northwest..............................................................52

ARTICLE XI    MISCELLANEOUS.......................................................................................53

           Section 11.01    Limitation on Performance.............................................................53
           Section 11.02    Mutual Cooperation....................................................................53
           Section 11.03    Representations and Warranties........................................................53
           Section 11.04    Assignment............................................................................53
           Section 11.05    Governing Law.........................................................................53
           Section 11.06    Interline and Other Agreements........................................................53
           Section 11.07    Notices...............................................................................54
           Section 11.08    Parties...............................................................................54
           Section 11.09    Counterparts..........................................................................54
           Section 11.10    Severability..........................................................................54
           Section 11.11    Captions, Section Headings and Table of Contents......................................55
           Section 11.12    Availability of Equitable Remedies; Procedures........................................55
           Section 11.13    Exhibits..............................................................................55
           Section 11.14    Integration and Entire Agreement......................................................56
           Section 11.15    Relationship of Parties...............................................................56

                                    EXHIBITS


           Exhibit A-1         Aircraft Lease Form
           Exhibit A-2         Engine Lease Form
           Exhibit B           Hub City Facility Charges
           Exhibit C           Parity Pay Agreement

                           AIRLINE SERVICES AGREEMENT


       THIS AIRLINE SERVICES AGREEMENT (the "Agreement") is made as of the 1st day of March, 2002 by and among PINNACLE AIRLINES CORP., a Delaware corporation ("Pinnacle Corp."), PINNACLE AIRLINES, INC., a Georgia corporation and wholly owned subsidiary of Pinnacle Corp. ("Pinnacle"), and NORTHWEST AIRLINES, INC., a Minnesota corporation ("Northwest").

                                   WITNESSETH:

       WHEREAS, Pinnacle Corp., Pinnacle and Northwest desire to make certain arrangements between them which will enable Pinnacle to provide Northwest with commercial regional jet and turboprop air transportation services;

       WHEREAS, Pinnacle Corp., Pinnacle and Northwest are each willing to perform in the manner and upon the conditions and terms hereinafter set forth;

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Northwest, Pinnacle Corp. and Pinnacle do hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

       SECTION 1.01 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

              (1) the terms as defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

              (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

              (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, or other subdivision.

       "ACARS" means the Aircraft Communications Addressing and Reporting System which provides communications between the Aircraft and Pinnacle with respect to operational matters.

       "AFFILIATE" means, as applied to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise. After an initial public offering of Pinnacle Corp.'s stock, Pinnacle Corp. and Pinnacle will not be Affiliates of Northwest.

       "AIR CARGO" means air freight, United States mail and small package services appropriate for the Aircraft.

       "AIR CARGO HANDLING SERVICES" means the Air Cargo handling services to be performed pursuant to SECTION 4.09.

       "AIRCRAFT" means (i) the twenty (20) Saab 340 turboprop aircraft in Pinnacle's fleet as of the Effective Date, (ii) the thirty-four (34) CRJ-200/440 Canadair Regional Jet aircraft in Pinnacle's fleet as of the Effective Date,
(iii) the forty-nine (49) additional CRJ-200 or CRJ-440 Canadair Regional Jet aircraft when and as such aircraft are added to Pinnacle's fleet pursuant to
SECTION 3.02; and (iv) up to two hundred twenty-one (221) additional CRJ-200/440 Canadair Regional Jet aircraft when, as and if such aircraft are added to Pinnacle's fleet pursuant to SECTION 3.02. Any Aircraft removed from Pinnacle's fleet cease to be "Aircraft" hereunder upon the date of such removal.

       "AIRCRAFT RENTAL EXPENSE" means the Basic Rent charged in the Leases between Northwest and Pinnacle which shall be [****] per Aircraft per month for the CRJ-200/440 Canadair Regional Jet Aircraft and the Basic Rent paid by Pinnacle pursuant to the Leases between Pinnacle and third parties with respect to the Saab 340 turboprop aircraft operated by Pinnacle.

       "AIRLINK CARRIER" means an airline operating regional jet and/or turboprop air transportation services as a Northwest Airlink carrier pursuant to an airline services agreement between such airline and Northwest.

       "AIRLINE ASSETS" means those assets used, as of the date of determination, in the relevant Person's operation as an air carrier.

       "ANNUAL OPERATING PLAN" shall have the meaning ascribed to such term in
SECTION 2.12.

       "AVAILABLE SEAT DAY" OR "ASD" means a seat on an Aircraft each day after such Aircraft has been placed in service by Pinnacle and remains in service for Northwest (including non-scheduled Aircraft). For purposes of this definition only, each Canadair Regional Jet Aircraft in Pinnacle's fleet shall be deemed to be a 50-seat Aircraft. A 50-seat Aircraft placed in service by Pinnacle on January 1st would have 1,550 available seat days in January (50 seats times 31 days).

       "BAGGAGE HANDLING SERVICES" means the baggage handling services to be performed pursuant to SECTION 4.08.

       "BASIC RENT" shall have the meaning ascribed to such term in the Leases.

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       "BENEFICIAL OWNERSHIP" has the meaning given such term as defined as of the date hereof in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended.

       "BLOCK HOUR" means the period of time (in minutes) beginning when an Aircraft first moves from the ramp blocks in connection with a Scheduled Flight, a Non-Scheduled Flight or a Charter Flight and ending when the Aircraft next comes to a stop at the ramp at any station or other point of termination as recorded by ACARS or another mutually agreed system, divided by sixty (60).

       "BLOCK HOUR PAYMENT" means the payment for Block Hours to be made pursuant to SECTION 5.02(B).

       "BLOCK HOUR RATE" shall have the meaning ascribed to such term in SECTION 5.03.

       "BLOCK HOUR REPORT" means the report to be prepared by Pinnacle pursuant to SECTION 5.02(A).

       "BOMBARDIER AGREEMENT" means the Aircraft Heavy Maintenance Service Agreement between Bombardier Services Corporation and Northwest Airlines, Inc., dated February 1, 2002, as amended or extended by Northwest; provided, however, any material expansion of the scope of services to be performed under the Bombardier Agreement shall be subject to the reasonable approval of Pinnacle.

       "CAPITAL STOCK" of any Person means any and all shares, interests, rights to purchase, options, warrants, participation or other equivalents of or interests in (however designated) the equity of such Person, including any preferred stock.

       "CHARTER FLIGHTS" means charter flights using the Aircraft, which charter flights, operational arrangements and the compensation to be received by Pinnacle in respect thereof are mutually agreed to by Pinnacle and Northwest from time to time.

       "COMAT" means company material, including but not limited to priority aircraft maintenance parts.

       "COMPLEMENTARY SERVICE CITIES" means those Service Cities which both Northwest and Pinnacle serve or may subsequently serve and which are not Hub Cities.

       "CPPI" means the percent increase, if any, in the PPI for finished goods published by the United States Department of Labor, Bureau of Labor Statistics, which increase occurred during the immediately preceding calendar year, defined as (PPI at end of prior calendar year/PPI at end of two years prior)-1, but in no event in excess of five percent (5%) and in no event less than zero.

       "CYCLE" means an actual takeoff at an origin city and landing at a destination city of an Aircraft in connection with a Scheduled Flight, a Non-Scheduled Flight or a Charter Flight.

       "CYCLE PAYMENT" means the payment for Cycles to be made pursuant to
SECTION 5.02(B).

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       "CYCLE RATE" shall have the meaning ascribed to such term in SECTION
5.03.

       "CYCLE REPORT" means the report to be prepared by Pinnacle pursuant to
SECTION 5.02(A).

       "DEFAULT" means the occurrence of an event set forth in SECTION 10.02 or
SECTION 10.03, and the expiration of any cure period provided therein without cure or other remedial action having occurred, permitting termination of this Agreement.

       "DESIGNATOR" means "NW" or such other designator code selected by Northwest from time to time in its sole discretion to identify Northwest's own flights.

       "DIRECT COSTS" means Northwest's or Pinnacle's, as applicable, actual cost for goods and services without any surcharge for administrative or general overhead expenses.

       "DOT" means the United States Department of Transportation or any successor to its functions with respect to the regulation of air transportation.

       "DOT CERTIFICATION" means any and all certifications and approvals by the DOT, the FAA and other regulatory agencies required for Pinnacle to operate the Aircraft and to perform pursuant to the terms of this Agreement and all Governmental Regulations.

       "EFFECTIVE DATE" means the date specified in SECTION 10.01 of this Agreement.

       "EQUIPMENT" means the Aircraft and Spare Engines.

       "EQUIPMENT RENTAL EXPENSE" means the Aircraft Rental Expense and the Spare Engine Rental Expense.

       "FAA" means the Federal Aviation Administration or any successor organization.

       "FACILITY LEASES" shall have the meaning ascribed to such term in SECTION 4.03(G).

       "FIXED COST PAYMENT" means the payment for fixed costs to be made pursuant to SECTION 5.02(B).

       "FLEET VALUE" means the total value of the Aircraft in Pinnacle's fleet used in calculating the premium for Pinnacle's hull insurance (including war risk).

       "FUEL BURN PENALTY PAYMENT" shall have the meaning ascribed to such term in SECTION 5.06(D).

       "FUEL PRICE" shall have the meaning ascribed to such term in SECTION 5.06(B).

       "GAAP" means generally accepted accounting practice and principles at the time prevailing in the United States for companies engaged in businesses similar to that of Pinnacle, consistently applied.

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       "GE AGREEMENTS" means the Engine Service Agreement between Northwest
Airlines, Inc. and GE Engine Services, Inc., dated July 17, 2001, as amended or extended by Northwest, and the General Terms Agreement between General Electric Company and Northwest Airlines, Inc. for CF34-3B1 Turbofan Engines and Support, dated July 11, 2001, as amended or extended by Northwest; provided, however, any material expansion of the scope of services to be performed under the GE Agreements shall be subject to the reasonable approval of Pinnacle.

       "GOVERNMENTAL REGULATIONS" means the rules and regulations prescribed by an airport authority at a Service City or by any local, state or federal unit of government having authority and jurisdiction to regulate the business and affairs of an air carrier having DOT Certification, including without limitation, the DOT and the FAA.

       "GROUND HANDLING FUNCTIONS" shall have the meaning ascribed to such term in SECTION 4.02.

       "GROUND HANDLING PAYMENT" means the payment for ground handling to be made pursuant to SECTION 5.02(B).

       "GROUND HANDLING RATE" shall have the meaning ascribed to such term in
SECTION 5.04.

       "HOLDING COMPANY" means, as applied to a Person, any other Person of whom such person is, directly or indirectly, a Subsidiary.

       "HUB CITIES" means Memphis, Tennessee ("MEM"), Minneapolis/St. Paul, Minnesota ("MSP"), Detroit, Michigan ("DTW") and any other city in the United States where Northwest, together with its subsidiaries and Airlink Carriers operating under Northwest's Designator, operate an average of more than fifty
(50) departures per day during any Northwest Schedule Period.

       "IDENTIFICATION" means a trade name, trademark, service mark, graphic, logo, distinctive color scheme or other trade dress, domain name and/or other identification or indication of source or origin.

       "IOP PAYMENT" means the payment for IOP Program Incidents to be made pursuant to Section 5.02(b).

       "IOP PROGRAM INCIDENT" shall mean Northwest's request that Pinnacle cancel one or more Scheduled Flights as a result of Northwest's initiation of its Irregular Operating Procedures Program.

       "LEASE" means (i) the leases, subleases and/or sub-subleases entered into or to be entered into pursuant to SECTION 3.03 in respect of the CRJ-200/440 Aircraft substantially in the form of Exhibit A-1, (ii) the leases, subleases and/or sub-subleases entered into or to be entered into pursuant to SECTION 3.03 in respect of Spare Engines substantially in the form of Exhibit A-2, and (iii) the leases between Pinnacle and third parties with respect to the Saab 340 turboprop aircraft operated by Pinnacle.

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       "MAINTENANCE FACILITIES" shall have the meaning ascribed to such term in
SECTION 4.03(C).

       "MAINTENANCE PROGRAM" shall have the meaning ascribed to such term in the Leases.

       "MAJOR CARRIER" means an air carrier (other than Pinnacle and its successors and any Subsidiary thereof or Northwest Airlines, Inc. and its successors and any Subsidiary thereof), the annual passenger revenues of which (including its Subsidiaries' predecessor entities) for the most recently completed fiscal year for which audited financial statements are available are in excess of the Revenue Threshold as of the date of determination (or the U.S. dollar equivalent thereof).

       "MARGIN" means the operating margin determined in accordance with SECTIONS 5.10 and 5.13.

       "MARGIN ADJUSTMENT PAYMENT" means the payment to be made pursuant to Sections 5.10 and 5.13.

       "MARGIN PAYMENT" means the payment to be made pursuant to SECTIONS 5.09 and 5.12.

       "MARKET MARGIN RATE" OR "MMR" means the weighted (by revenue) average full year operating margin of the five largest (by revenue) publicly traded U.S. domestic regional airlines operating primarily regional jet aircraft; provided, however, that if the result of this calculation is greater than 14 percent, the MMR shall be 14 percent, and if the result is less than 10 percent, the MMR shall be 10 percent. The MMR shall be initially calculated with respect to calendar year 2006 and it shall be re-calculated with respect to each fifth year thereafter so long as this Agreement remains in effect.

       "MESABA" means Mesaba Aviation, Inc., a Minnesota corporation, and/or Mesaba Holdings, Inc., a Minnesota corporation, and their respective successors and/or assigns.

       "MONTHLY SEAT DAYS" shall have the meaning ascribed to such term in
SECTION 5.05.

       "MONTHLY SEAT DAYS REPORT" means the report to be prepared by Pinnacle pursuant to SECTION 5.02(A).

       "NON-SCHEDULED FLIGHTS" means all flights using the Aircraft which are not Scheduled Flights or Charter Flights.

       "NORTHWEST SCHEDULE PERIOD" means the planned duration of various time periods for which Northwest's flight schedule is for sale in computer reservation systems.

       "NORTHWEST TICKETS" shall have the meaning ascribed to such term in
SECTION 4.07(A).


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       "NOTE" means the promissory note of Pinnacle Corp. to be issued to NWA
Inc. in partial consideration of the transfer by NWA Inc. of all of the outstanding common stock of Pinnacle to Pinnacle Corp., in the principal amount of $150,000,000.00.

       "NW IDENTIFICATION" means any Identification specifically selected by Northwest from time to time in its sole discretion for use by Pinnacle in connection with the Regional Airline Services (including without limitation "Northwest Airlink" or any similar name).

       "OPTION TERM" means (i) a period of six (6) months following the date of termination if this Agreement is terminated by Northwest pursuant to SECTION
10.02 or SECTION 10.03; or (ii) a period of thirty (30) days following the date of termination if this Agreement is terminated by Northwest pursuant to SECTION 10.01.

       "PERFORMANCE CRITERIA" shall have the meaning ascribed to such term in
SECTION 5.14(A).

       "PERFORMANCE PERIOD" means each six (6) month period ending on a June 30 or December 31 occurring during the term of this Agreement.

       "PERSON" means an individual, partnership, corporation, business trust, joint stock company, limited liability company, unincorporated association, joint venture or other entity of whatever nature.

       "PINNACLE AFFECTED COMPANY" means (a) Pinnacle and its successor, (b) any Holding Company of Pinnacle, or (c) any Subsidiary of Pinnacle or its successor or of any Holding Company of Pinnacle, that in each such case owns, directly or indirectly, all or substantially all of the Airline Assets of Pinnacle or its successor, such Holding Companies of Pinnacle and such Subsidiaries, taken as a whole.

       "PINNACLE CHANGE OF CONTROL" means:

              (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of Beneficial Ownership of 20% or more of the Capital Stock or Voting Power of a Pinnacle Affected Company; provided, however, that a Pinnacle Change of Control will not be deemed to have occurred if the holder of Pinnacle Corp.'s Series A Preferred Stock has taken any action pursuant to Pinnacle Corp's certificate of incorporation to permit an acquisition contemplated by this clause (i) or

              (ii) the direct or indirect acquisition by a Major Carrier, any of its Affiliates or any combination thereof of Beneficial Ownership of 10% or more of the Capital Stock or Voting Power of a Pinnacle Affected Company.

       "PINNACLE IDENTIFICATION" means any Identification selected by Pinnacle from time to time for use in connection with the business of Pinnacle and/or Pinnacle Corp.

       "PPI" means Producer Price Index for finished goods published by the United States Department of Labor, Bureau of Labor Statistics, and, if no longer published, any comparable successor index selected by Northwest.

       "PRIMARY SERVICE CITIES" means those Service Cities to which Pinnacle provides service, but which are not served by Northwest.

       "QECS" mean quick engine change kits.

       "REGIONAL AIRLINE SERVICES" means the provisioning by Pinnacle to Northwest of Scheduled Flights and Charter Flights using the Aircraft in accordance with this Agreement.

       "RENEWAL TERM" shall have the meaning ascribed to such term in SECTION 10.01.

       "REVENUE PASSENGER MILE" OR "RPM" means the number of miles a revenue passenger is flown on a Scheduled flight or a Charter Flight.

       "REVENUE THRESHOLD" means five hundred million dollars ($500,000,000), as such amount may be increased based on the amount by which, for any date of determination, the most recently published Consumer Price Index for all-urban consumers published by the Department of Labor (the "CPI") has increased to such date above the CPI for calendar year 2001. For purposes hereof, the CPI for calendar year 2001 is the monthly average of the CPI for the 12 months ending on December 31, 2001.

       "SAAB LEASE" means the leases and/or subleases entered into in respect of the twenty-four (24) Saab 340 turboprop aircraft in Pinnacle's fleet as of the Effective Date.

       "SCHEDULED FLIGHTS" means revenue passenger flights (other than Charter Flights) using the Aircraft which, regardless of frequency, are held out to the public and published in the customary and applicable schedule distribution systems, such as the Official Airline Guide, or published by Northwest in its own system timetables. In addition, Scheduled Flights shall include all regularly scheduled flights which are not revenue passenger flights as determined by Northwest in its sole discretion.

       "SERVICE CITIES" means those cities identified from time to time by Northwest to which Pinnacle shall provide Regional Airline Services.

       "SPARE ENGINE RENTAL EXPENSE" means the Basic Rent charged in the Leases between Northwest and Pinnacle for the Spare Engines.

       "SPARE ENGINES" means (i) the three (3) General Electric CF34-3B1 spare engines (including QECs where applicable in accordance with the respective Spare Engine Lease) in Pinnacle's fleet as of the Effective Date, (ii) the three (3) additional CF34-3B1 spare engines (including QECs where applicable in accordance with the respective Spare Engine Lease) when and as such spare engines are added to Pinnacle's fleet pursuant to SECTION 3.02;

and (iii) additional CF34-3B1 spare engines (including QECs where applicable in accordance with the respective Spare Engine Lease) when, as and if such spare engines are added to Pinnacle's fleet pursuant to SECTION 3.02. Any Spare Engine removed from Pinnacle's fleet ceases to be a "Spare Engine" hereunder upon the date of such removal.

       "SUBSIDIARY" of any Person means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than 40% of the total Voting Power thereof or the Capital Stock thereof is at the time Beneficially Owned or controlled, directly or indirectly by (1) such Person, (2) such Person and one or more Subsidiaries of such Person, or (3) one or more Subsidiaries of such Person.

       "SUPPORT AGREEMENTS" shall have the meaning ascribed to such term in
SECTION 3.08.

       "TERMINATION DATE" means the date on which this Agreement terminates pursuant to Article X.

       "TICKET TAXES AND FEES" means any taxes pursuant to Sections 4261 or 4271 of the U.S. Internal Revenue Code of 1986, as amended or succeeded, on any amounts paid by customers for transportation of persons or packages by air, and any passenger facility charges, U.S. security fees or other security charges, stamp taxes, excise taxes, value-added taxes (in the nature of a sales or use tax), gross receipts taxes (in the nature of a sales or use tax), U.S. APHIS user fees, U.S. Customs user fees, U.S. Immigration user fees, and any other taxes and/or user fees imposed by any domestic or foreign governmental entity or taxing authority on a per-passenger basis on any amounts paid by customers for transportation of persons or packages by air.

       "TICKETING SERVICES" means the ticketing services to be performed pursuant to SECTION 4.07.

       "TOTAL OPERATING COST" means all expenses directly associated with the provision of Regional Airline Services under this Agreement, including but not limited to those generally recognized as overhead, determined in accordance with GAAP. For the avoidance of doubt, Total Operating Cost does not include net interest expense, principal and interest payments under the Note and those items that are classified as extraordinary on the audited financial statements.

       "TOTAL OPERATING INCOME" means Total Operating Revenue minus Total Operating Cost.

       "TOTAL OPERATING REVENUE" means the amounts Pinnacle receives from Northwest pursuant to SECTION 5.02 or SECTION 5.15 (including penalties accounted for as a reduction to revenue) of this Agreement, plus any revenues Pinnacle receives as a result of performing ground handling services for Mesaba or other airlines (as and if approved by Northwest), plus any payments Pinnacle receives from a governmental entity intended to reimburse Pinnacle for lost revenue, an inability to cover incurred operating expenses, or as a reimbursement or offset to incurred expenses.

       "TRAFFIC REFERRAL" shall have the meaning ascribed to such term in
SECTION 4.07(E).

       "TRAFFIC MANIFEST" shall have the meaning ascribed to such term in
Section 4.09(A).

       "VOTING POWER" means, as of the date of determination, the voting power in the general election of directors, managers or trustees, as applicable.

                                   ARTICLE II

                     PROVISION OF REGIONAL AIRLINE SERVICES

       SECTION 2.01 OPERATION OF SCHEDULED FLIGHTS. Subject to the terms and conditions of this Agreement, Pinnacle shall use the Aircraft to operate Scheduled Flights and Charter Flights as shall be designated by Northwest from time to time in Northwest's sole discretion. All schedules and aircraft routing for such Scheduled Flights and all utilization of the Aircraft shall be determined by Northwest from time to time, in its sole discretion, subject to the reasonable operating constraints of Pinnacle taking into consideration reasonable maintenance, crew training and Aircraft rotation requirements. Scheduled block times and minimum turn times shall be mutually agreed to by Pinnacle and Northwest and set in conformity with standard industry practices and Aircraft type.

       SECTION 2.02 USE OF DESIGNATOR, NW IDENTIFICATION AND RELATED MATTERS. Subject to the applicable provisions of Article VII below, Pinnacle shall operate the Scheduled Flights provided under this Agreement using the Designator. The Scheduled Flights shall be identified by Pinnacle solely with flight numbers assigned by Northwest. Subject to the applicable provisions of
Article VII below, Pinnacle shall use only the NW Identification for the Aircraft (except as otherwise required by Governmental Regulations), and for all facilities (including maintenance facilities), signage, equipment, uniforms and advertising, promotional and business materials in any form or media that are used in connection with the Regional Airline Services; provided, however, all Pinnacle uniforms (including the use of the NW Identification thereon) shall be determined by Northwest, provided that such uniforms shall at all times be consistent with Northwest's existing uniform standards. Pinnacle shall not use the Pinnacle Identification for the Aircraft (except as required by Governmental Regulation), facilities (including maintenance facilities), signage, equipment, uniforms or advertising, promotional or business materials in any form or media that are used in connection with the Regional Airline Services; provided, however, nothing in the foregoing prohibition shall preclude Pinnacle from using the Pinnacle Identification for general corporate purposes, investor relations, on crew wings and employee service pins, and for other purposes that do not involve interaction with customers or passengers.

       SECTION 2.03 USE OF OTHER DESIGNATORS. Pinnacle shall not use on the Aircraft the airline designator, Identification, or any other identifying feature of a foreign or United States airline other than Northwest, without the express prior written consent of Northwest, or unless Northwest directs Pinnacle to use such other designator, Identification, or identifying feature.

       SECTION 2.04 PERSONNEL AND DISPATCH CONTROL. Pinnacle shall be responsible for providing all crews (flight and cabin) to operate the Scheduled Flights and any Charter Flights and for all aspects (personnel and other) of dispatch control, including but not limited to load control.

       SECTION 2.05 INVENTORY MANAGEMENT. Northwest shall have complete control over all inventory management functions for all Scheduled Flights operated pursuant to this Agreement, including, without limitation, overbooking levels, discount seat levels, and allocation of seats among the various fare buckets. In performing Pinnacle's inventory management, Northwest shall conform in all material respects to its own procedures and standards, taking into account the type of Aircraft operated by Pinnacle.

       SECTION 2.06 PASSENGER FARES. Northwest shall be the sole authority for filing tariffs for Scheduled Flights operated pursuant to this Agreement, and Northwest shall establish all passenger fares for Scheduled Flights operated pursuant to this Agreement. All charges for filing of fares or tariffs for Scheduled Flights operated pursuant to this Agreement shall be paid by Northwest.

       SECTION 2.07 DOT CERTIFICATION. Pinnacle has and shall maintain DOT Certification and all other permits, licenses, certificates and insurance required by governmental authorities and Article IX hereof to enable Pinnacle to perform the services required by this Agreement.

       SECTION 2.08 COMPLIANCE WITH GOVERNMENTAL REGULATIONS. All flight operations, dispatch operations and flights and all other operations undertaken by Pinnacle pursuant to this Agreement shall be conducted and operated by Pinnacle in strict compliance with all Governmental Regulations, including, without limitation, those relating to airport security, the use and transportation of hazardous materials, flight crew and mechanic qualifications and licensing requirements, crew training and hours. All Equipment shall be operated and maintained by Pinnacle in strict compliance with all Governmental Regulations, Pinnacle's own operations manuals and maintenance manuals and procedures, and all applicable equipment manufacturer's instructions. At all times, Pinnacle shall operate with the highest standards of care.

       SECTION 2.09 QUALITY OF SERVICE. Northwest policies, procedures, performance standards and means of measurement thereof concerning the provision of air passenger and air cargo services shall be applicable to all services provided by Pinnacle under this Agreement. Pinnacle shall achieve at least the same quality of airline service provided by Northwest, subject to limitations imposed by the type of Aircraft used by Pinnacle, its route network, the availability of equipment and facilities at the Service Cities and the performance by Northwest of its obligations under this Agreement. Pinnacle shall maintain adequate staffing levels to ensure at least the same level of customer service and operational efficiency that Northwest achieves; Pinnacle shall cooperate with Northwest in any way necessary or desirable to provide such comparable level of customer service in connection with the operation of Regional Airline Services; and Pinnacle shall maintain new hire and recurrent training programs for all job descriptions which are reasonably acceptable to Northwest.

       SECTION 2.10 SERVICE STANDARDS. Without limiting SECTION 2.09, Pinnacle shall achieve the following specific performance standards.

            (a) MINIMUM COMPLETION FACTOR. Pinnacle shall achieve not less than a [****] completion factor for all Scheduled Flights which are scheduled to be operated by Pinnacle during each Performance Period. Scheduled Flights which are cancelled at Northwest's request will not be included in calculating Pinnacle's completion factor, and station overflys due to no passenger load will not be considered a cancellation.

            (b) MINIMUM ON-TIME RELIABILITY. Pinnacle shall achieve a [****] on-time arrival within zero minutes' factor and a [****] on-time departure within zero minutes' factor for all Scheduled Flights which are scheduled to be operated by Pinnacle during each Performance Period. Scheduled Flights which are delayed at Northwest's request will not be included in calculating Pinnacle's on-time arrival and on-time departure factors.

            (c) MISHANDLED LUGGAGE FACTOR. The number of incidents of mishandled luggage by Pinnacle shall not exceed [****] enplaned revenue passengers during any Performance Period. The number of incidences of mishandled luggage shall be determined by Northwest by dividing (i) the total number of Pinnacle caused claims at Primary Service Cities, Complementary Service Cities and the Hub Cities during the applicable Performance Period, by (ii) the total number of enplaned revenue passengers during such Performance Period as reported by Northwest. Notwithstanding the foregoing, the parties agree that incidents of mishandled luggage where DTW is the responsible station and such incidents are not due to Pinnacle's actions, those incidents will not be included in the mishandled luggage factor unless and until Pinnacle performs luggage handling for its Scheduled Flights at DTW. In the event incidents of mishandled luggage at DTW are excluded from the mishandled luggage factor pursuant to the preceding sentence, the number of enplaned revenue passengers at DTW during the corresponding time period will also be excluded from the mishandled luggage factor, and no penalties or incentives will be applicable as to such passengers. The parties further agree that mishandled luggage at MSP will not be included in the mishandled luggage factor in the event Mesaba fails to perform luggage handling in accordance with Pinnacle's requirements and Northwest is unable to make sufficient space available at MSP to allow Pinnacle to perform luggage handling for its Scheduled Flights or make other mutually satisfactory luggage handling arrangements.

            (d) CUSTOMER COMPLAINTS FACTOR. The number of customer complaints received by Northwest in respect of Regional Airline Services shall not exceed [****] enplaned revenue passengers during any Performance Period. The number of customer complaints shall be determined by Northwest by dividing (i) the total number of Pinnacle -caused complaints during the applicable Performance Period, by (ii) the total number of enplaned revenue passengers during such Performance Period as reported by Northwest.

       SECTION 2.11 SERVICE RECOVERY

            (a) PASSENGER AMENITIES. Pinnacle agrees to provide passenger amenities, including, without limitation, denied boarding compensation, which Northwest provides under Rule 245 of the Domestic General Rules No. 1 issued by Airline Tariff Publishing Co. and ATA

Resolution No. 120.20 or pursuant to any similar contractual arrangement now existing or hereafter in effect or applicable to Northwest. In any Primary Service City or Hub City, Pinnacle agrees to pay the full cost of providing such passenger amenities with the exception of denied boarding compensation resulting from inventory oversales or other actions of Northwest. In any Primary Service City or Hub City, for denied boarding compensation resulting from inventory oversales or the actions of Northwest, Pinnacle will pay the appropriate amount of denied boarding compensation to the affected passengers and will invoice Northwest for such amount pursuant to SECTION 5.08 below. Any such invoice will include sufficient detail and supporting documentation to allow Northwest to verify the invoiced amount. In Complementary Service Cities, Northwest will provide all passenger amenities, including but not limited to baggage delivery, at its sole cost.

       (b) DESTINATION BY OTHER MEANS. If Pinnacle transports a revenue passenger to his or her destination by another means (bus, train, taxi, etc.) due to a flight cancellation, Northwest shall reimburse Pinnacle for the actual transportation costs incurred to transport the passenger by such other means; provided, however, that if the flight cancellation is necessitated by acts of Pinnacle (e.g., crew curfews, maintenance-related delays, etc.), Pinnacle will pay the costs incurred to transport the passenger by such other means. Pinnacle shall use its best efforts to minimize the transportation of passengers by other means and the costs associated therewith.

       SECTION 2.12 ANNUAL OPERATING PLAN. At least 90 days prior to January 1 of each year during the term of this Agreement, Pinnacle and Northwest shall confer and prepare an operating plan for the succeeding calendar year, which plan shall include (i) Northwest's forecast with respect to the schedule and routing for all Scheduled Flights for such year, (ii) Northwest's forecast of the Service Cities to which Pinnacle shall operate Regional Airline Services,
(iii) Northwest's forecast of specific dates for the commencement of service to new Service Cities, if any, (iv) Northwest's forecast of the number of Aircraft to be added to or removed from Pinnacle's fleet (subject to SECTION 3.02), and
(v) such other matters as Northwest and Pinnacle shall determine (as amended in accordance with this SECTION 2.12, the "Annual Operating Plan"). Northwest and Pinnacle shall meet and confer on a quarterly basis (or more frequently if requested by either Northwest or Pinnacle) to review the implementation of the Annual Operating Plan and to discuss any changes to the Annual Operating Plan. In the event Northwest elects to alter the Annual Operating Plan during the course of a year, Northwest shall use its reasonable best efforts to provide at least sixty (60) days prior notice to Pinnacle. Notwithstanding the foregoing provisions of SECTION 2.12, Northwest shall promptly notify Pinnacle of any determination by Northwest to increase or decrease Pinnacle's fleet size, and, except as provided in SECTION 3.02(A)(II) and SECTION 3.02 (A)(III) below, Northwest shall give Pinnacle no less than ninety (90) days prior notice. Northwest agrees that any substantial increases in Pinnacle's fleet size pursuant to the preceding sentence are subject to Pinnacle's reasonable operating constraints.

       SECTION 2.13 INFLIGHT FOOD, BEVERAGES AND SUPPLIES. Unless otherwise mutually agreed, Pinnacle will provide Aircraft catering services, food and beverages for passengers and crews on Scheduled Flights in accordance with Northwest's specifications and directions and at Pinnacle's sole cost. Pinnacle shall be solely responsible for maintaining all licenses necessary for the serving of inflight food and beverages on Scheduled Flights. Northwest shall furnish Pinnacle, at Northwest's sole cost, adequate supplies of its customary inflight supplies including, but not limited to, the Northwest inflight magazine, cups, napkins, pillows, blankets, trash bags, sick sacks, lavatory supplies, creamers, swizzle sticks and sugar in a form similar or identical to that used by Northwest. Notwithstanding anything to the contrary in this Agreement, Northwest may, at its option, require Pinnacle upon ninety (90) days prior written notice to utilize Northwest or a Northwest-designated contract agent to provide catering services, food and beverages for passengers and crews on Scheduled Flights, provided that (i) the Block Hour Rates set forth in
SECTION 5.03 below are adjusted as necessary to eliminate the costs of catering services, food and beverages that were included in establishing the Block Hour Rates, and the Direct Costs to Pinnacle of the new arrangement will be reimbursed pursuant to Section 5.07 below, and (ii) the service standards applicable to any such Northwest-designated contract agent are either reasonably satisfactory to Pinnacle or no less stringent than the standards applicable to Northwest's own operations.

       SECTION 2.14 EXCLUSIVITY ARRANGEMENTS. During the term of this Agreement, neither Pinnacle Corp., Pinnacle, nor any Affiliate of Pinnacle Corp. shall operate any flights to or from the Hub Cities using its own airline code or the airline code, logo, or any other identifying feature of a foreign or United States airline (other than Northwest) without the express prior written consent of Northwest. Nothing in this Agreement shall preclude Northwest from (i) entering into code share, alliance or other commercial cooperation arrangements with any other airline, or (ii) entering into similar or other arrangements with other carriers for the provisioning of regional airline services using Canadair Regional Jets, turboprop aircraft or any other aircraft to or from the Hub Cities, the same Service Cities or elsewhere.

       SECTION 2.15 OTHER OPERATIONS. Pinnacle Corp. and/or an Affiliate of Pinnacle Corp. may acquire aircraft and operate air transportation services in its own name or on behalf of or in cooperation with an airline other than Northwest, subject to the following conditions:

       (a) Pinnacle Corp. and/or its Affiliates shall not engage in any such activity until the earlier of the date on which Pinnacle has eighty-three CRJ-200/440 Aircraft in its fleet and May 1, 2004;

       (b) During the term of this Agreement, no officers, employees, facilities, Equipment or other assets of Pinnacle shall be used in connection with such activity without Northwest's prior written approval; provided, however, that on or after May 1, 2003, officers of Pinnacle may engage in planning and coordination with respect to such activities to the extent that such planning and coordination does not have an adverse impact on Pinnacle's performance of Regional Airline Services hereunder;

       (c) This Agreement shall be amended in accordance with SECTION 5.19 ("Most Favored Nations") below; and

       (d) The aircraft operated by Pinnacle Corp. or an Affiliate of Pinnacle Corp. pursuant to this Section 2.15 (i) shall not have more seats than the greater of forty-four (44) seats and the highest number of seats that a jet aircraft may have and still have one less seat than an aircraft defined as a "regional jet" under Northwest's collective bargaining agreement with its pilots, and (ii) shall not otherwise cause Northwest to be in violation of its collective bargaining agreement with its pilots.

                                  ARTICLE III

                                   EQUIPMENT

       SECTION 3.01 USE OF THE EQUIPMENT. Pinnacle agrees (a) that the Equipment shall be used only to provide and/or support the Regional Airline Services contemplated by this Agreement, (b) that the Equipment shall not be used by Pinnacle for any other purpose without the prior written consent of Northwest, and (c) that Pinnacle shall not acquire, lease or operate any aircraft or spare engines other than the Aircraft and Spare Engines.

       SECTION 3.02 FLEET SIZE AND RELATED MATTERS.

       (a) DETERMINATION OF FLEET SIZE. As of the Effective Date, Pinnacle's fleet consisted of twenty (20) Saab 340 turboprop aircraft, thirty-four (34) CRJ-200/440 Canadair Regional Jet aircraft and three (3) Spare Engines.

              (i) EQUIPMENT ADDITIONS. Northwest and Pinnacle agree that (A) subject to Bombardier timely delivering Canadair Regional Jet Aircraft to Northwest as scheduled as of the Effective Date, an additional forty-nine
       (49) CRJ-200/440 Canadair Regional Jet Aircraft shall be added to Pinnacle's fleet on or before April 30, 2004, (B) three (3) Spare Engines shall be added to Pinnacle's fleet on or before December 31, 2004, (C) an additional one (1) Spare Engine shall be added to Pinnacle's fleet if Pinnacle demonstrates to Northwest's reasonable satisfaction that such Spare Engine is required for Pinnacle's operations under this Agreement,
       (D) Northwest shall have the right to cause from time to time up to an additional two hundred twenty-one (221) CRJ-200/440 Canadair Regional Jet Aircraft to be added to Pinnacle's fleet, and (E) Northwest shall have the right to cause from time to time up to an additional twenty-seven
       (27) Spare Engines to be added to Pinnacle's fleet.

              (ii) EQUIPMENT REMOVAL RIGHTS. Northwest and Pinnacle agree that
       (A) Northwest shall have the right from time to time to cause Pinnacle to assign the Saab Leases to Northwest (or its designee) or to sublease to Northwest (or its designee) any or all of the Saab 340 Aircraft; and (B) from and after that time when Pinnacle has more than eighty-three (83) CRJ-200/440 Aircraft, Northwest shall have the right upon at least ninety
       (90) days prior written notice to require the removal of CRJ-200/440 Aircraft and related Spare Engines selected by Northwest from Pinnacle's fleet provided that at no time shall the number of such Aircraft and Spare Engines removed pursuant to this SECTION 3.02(A)(II)(B) cause the number of Aircraft in Pinnacle's fleet to be less than eighty-three (83) or cause the number of Spare Engines in Pinnacle's fleet to be less than six (6) or, if an additional Spare Engine has been added to Pinnacle's fleet pursuant to SECTION 3.02(A)(I)(C), seven (7).

              (iii) ADDITIONAL EQUIPMENT REMOVAL RIGHTS. Notwithstanding SECTION 3.02(A)(II)(B), in the event of (A) a labor action or other event giving rise to Northwest's right to terminate this Agreement pursuant to SECTION 10.03(E) and (B) Northwest has not yet exercised its termination rights,
       (1) Northwest shall have the right to terminate Leases for, and take immediate possession of, up to thirty-three (33) CRJ 200/440 Aircraft and related Spare Engines selected by Northwest, and (2) if the labor action or other event continues beyond 45 days Northwest shall have the right to select and terminate Leases for, and take immediate possession of, up to that number of CRJ 200/440 Aircraft in excess of fifty (50) and the related Spare Engines.

              (iv) FLEET CONTINUATION OPTION. In the event Northwest terminates this Agreement on February 29, 2012 pursuant to SECTION 10.01 below, Pinnacle shall have the option to retain eighty-three (83) Aircraft and seven (7) Spare Engines in its fleet until February 28, 2017; provided, however, that in order to exercise this option Pinnacle must provide Northwest written notice on or before February 28, 2011 of its intent to exercise the option. In the event Pinnacle exercises this option, (A) Northwest and Pinnacle shall enter into new Leases for the retained Aircraft which shall be substantially in the form of Exhibit A-1, provided that Northwest may require Pinnacle to establish maintenance reserves in accordance with the terms set forth in the form of Lease attached and that the Aircraft Rental Expense for each such Aircraft shall be the greater of fair market rental or [****] per Aircraft per month, (B) Northwest and Pinnacle shall enter into new Leases for the retained Spare Engines which shall be substantially in the form of Exhibit A-2, provided that Northwest may require Pinnacle to establish maintenance reserves in accordance with the terms set forth in the form of Lease attached and the Spare Engine Rental Expense for each such Spare Engine shall be the greater of the fair market rental or the then-existing Spare Engine Rental Expense for such Spare Engine, and (C) the retained Aircraft shall be re-painted as soon as possible after the Termination Date at Pinnacle's sole expense to remove all NW Identification from the Aircraft, including but not limited to re-painting the red tails of the Aircraft.

              (v) UNSCHEDULED AIRCRAFT. Subject to Pinnacle's approval, which shall not be unreasonably withheld, Northwest shall determine the appropriate level of unscheduled Aircraft to be included in Pinnacle's fleet from time to time.

              (vi) SPARE ENGINE REQUIREMENTS. Subject to Section 3.02(a)(i) above, Northwest and Pinnacle shall mutually determine the appropriate quantity of Spare Engines to be included in Pinnacle's fleet from time to time.

       (b) INDUCTION AND TERMINATION COSTS. All one-time expenses which are associated with inducting Equipment shall be paid one hundred percent (100%) by Pinnacle. All return costs and expenses associated with the return of Equipment shall be paid one hundred percent (100%) by Pinnacle without reimbursement by Northwest; provided, however, in the event Northwest exercises its Equipment removal rights pursuant to SECTION 3.02(A)(II)(B) above, Pinnacle shall not be required to meet the return conditions in the Leases for the Aircraft and Spare Engines that are thus removed from Pinnacle's fleet unless Northwest intends to return such Equipment to the lessor under the Leases.

       (c) AIRCRAFT RE-CERTIFICATION. Northwest may, at its sole option, direct Pinnacle to take such actions as are necessary to cause 44-seat Aircraft to be re-certificated as 50-seat Aircraft or to take such actions as are necessary to cause 50-seat Aircraft to be re-certificated as 44-seat Aircraft and all Direct Costs which are associated with such Aircraft re-certifications shall be paid one hundred percent (100%) by Northwest. Any such Aircraft re-certifications will be accomplished within a mutually agreed time frame, but in any event within sixty (60) days unless otherwise directed by Northwest.

       SECTION 3.03 LEASE OF THE EQUIPMENT. As of the Effective Date, Pinnacle and Northwest (and/or an Affiliate of Northwest) have entered into Leases with respect to the thirty-four (34) CRJ-200/440 Aircraft and three (3) Spare Engines in Pinnacle's fleet and agree to enter into (or, as to Northwest, Northwest agrees to cause such affiliate as Northwest may designate to enter into) a Lease with respect to each additional CRJ-200/440 Aircraft and each additional Spare Engine added to Pinnacle's fleet when and as Northwest takes delivery of such additional Equipment if Northwest has determined to use such Equipment for Regional Airline Services pursuant to this Agreement.

       SECTION 3.04 TERMS OF THE LEASES. Each Lease for the CRJ-200/440 Aircraft A-1 and the Spare Engines shall be substantially in the forms of Exhibit A-1 and Exhibit A-2, respectively, and shall include the following terms:

       (a) subject to Section 3.02 (a)(iv) above, the term of each Lease shall be for a period ending on the Termination Date; provided, however, no Lease shall be for a term longer than the term of the related head lease, if any;

       (b) the rent for Aircraft shall equal the Aircraft Rental Expense and shall be payable monthly in advance;

       (c) the rent for Spare Engines shall equal the Spare Engine Rental Expense and shall be payable monthly in advance; and

       (d) the Leases shall include such terms as are necessary to conform provisions of the Leases to the head lease and to any ancillary documents actually entered into by Northwest or its affiliate in connection with such Equipment (to the extent Northwest requests conformation).

       SECTION 3.05 MANUFACTURER BENEFITS AGREEMENT. Northwest and Pinnacle have concurrently entered into a Manufacturer Benefits Agreement.

       SECTION 3.06 EQUIPMENT MAINTENANCE, SERVICING AND CLEANING. Pinnacle shall be responsible for all aspects of the maintenance in accordance with the Maintenance Program (including any maintenance or modifications required by FAA airworthiness directives and all routine and non-routine maintenance), servicing and cleaning of the Equipment (except for ground handling as specified in SECTION 4.02); provided, however, that with respect to the Canadair Regional Jet Aircraft and Spare Engines, Pinnacle shall utilize General Electric for all major shop-level engine maintenance and shall utilize Bombardier for heavy airframe maintenance in accordance with the GE Agreements and the Bombardier Agreement. In the event Pinnacle is or becomes a party to such Agreements, Pinnacle shall not execute any amendment or side letter to any of those Agreements without Northwest's prior written consent. In the event spare engine and/or spare parts pooling agreements are established for Airlink Carriers, Pinnacle will participate in such agreements so long as such agreements reasonably address Pinnacle's inventory needs, logistics requirements and configuration concerns. In the event Northwest enters into agreements for auxiliary power unit (APU) maintenance, avionics maintenance and/or landing gear overhauls with respect to the Aircraft, Pinnacle shall utilize the vendors in such agreements for such services; provided, however, Pinnacle's utilization of such vendors shall be subject to (i) termination of Pinnacle's existing vendor contracts, if any, and Northwest's payment of any early termination penalties imposed pursuant to Pinnacle's contracts and (ii) reasonably satisfactory arrangements in respect of Pinnacle's operational requirements.

       SECTION 3.07 THIRD PARTY GUARANTEES AND WARRANTIES. Pinnacle shall administer, track and pursue warranty and guaranty claims under the purchase, support and service agreements for the Equipment, so as to minimize operating costs for the Equipment. Such efforts shall include establishment of all systems and procedures necessary to track and submit warranty and guaranty claims, including providing reports and information required to be provided under the purchase, support or services agreement. Pinnacle shall not operate or maintain the Equipment in a manner that could result in any warranty or guaranty being terminated or voided, without the prior written consent of Northwest.

       SECTION 3.08 RELATED TRANSFER ARRANGEMENTS.

       (a) All leases and subleases of ground support equipment, tooling and spare parts inventory agreements and vendor and/or maintenance agreements with respect to the Equipment (collectively "Support Agreements") entered into by Pinnacle after the Effective Date shall be assignable to Northwest without the consent of the other party to such Support Agreement on termination of this Agreement. Pinnacle shall, at Northwest's option, assign such Support Agreements as Northwest shall designate to Northwest on termination of this Agreement. Pinnacle shall use its best efforts to obtain the consent of the other party to any such Support Agreements in effect as of the Effective Date and, subject to obtaining such consents, if necessary, shall, at Northwest's option, assign such Support Agreements as Northwest shall designate to Northwest on termination of this Agreement. On termination of this Agreement and during the Option Term, Northwest shall have the option to purchase from Pinnacle all ground support equipment, tooling and spare parts inventory then owned by Pinnacle which are used with or related to the Equipment for an amount equal to such assets' then fair market value or depreciated book value, whichever is less. In the event Northwest invokes its Equipment removal rights hereunder, on the Equipment removal date and for a period of thirty (30) days thereafter, Northwest shall have the option to purchase from Pinnacle all ground support equipment, tooling and spare parts inventory then owned by Pinnacle which are used with or related to the returning Equipment for an amount equal to such assets' then fair market value or depreciated book value, whichever is less.

       (b) SUPPORT AGREEMENT CONTINUATION OPTION. Notwithstanding Section 3.08(a) above, in the event Pinnacle exercises its fleet continuation option in
Section 3.02(a)(iv) above, Pinnacle may continue in effect the Support Agreements reasonably required to support the retained Aircraft and Spare Engines until the earlier of the expiration date for the Support

Agreement and February 28, 2017. In such circumstances, (i) Pinnacle shall, at Northwest's option, assign such retained Support Agreements as Northwest shall designate to Northwest on February 28, 2017, and (ii) on February 28, 2017 and for a period of thirty (30) days thereafter, Northwest shall have the option to purchase from Pinnacle all ground support equipment, tooling and spare parts inventory then owned by Pinnacle which are used with or related to the Aircraft and/or Spare Engines for an amount equal to such assets' then fair market value or depreciated book value, whichever is less.

       SECTION 3.09 EQUIPMENT FINANCING COORDINATION

       . Pinnacle shall coordinate and cooperate with Northwest with respect to Equipment sale, purchase and lease transactions. Such coordination and cooperation shall include, but is not limited to, cooperating with Northwest in structuring the closing of Equipment sale, purchase or lease transactions in a manner that will minimize the imposition of any local, city, county, state, provincial, federal or foreign taxes or other governmental transfer charges related to such transactions, providing Northwest with financial information (audited and unaudited) that Northwest may then provide to third parties, assisting in raising capital through the sale of either debt and/or equity in connection with the financing or leasing of the Equipment where and as requested by Northwest (including but not limited to participating in meeting with the manufacturer, potential investors and sources of financing or lease equity to discuss Pinnacle's financial and operational performance and outlook), and full cooperation in meeting appropriate return conditions of each Equipment upon expiration of the Equipment's Lease.

       SECTION 3.10 SPARE PARTS INVENTORY; APPLICATION OF CREDITS. Northwest may, at its option, purchase spare parts inventory items designated by Northwest from Bombardier or other third parties and either sell such parts to Pinnacle at Northwest's Direct Cost or lease such parts to Pinnacle. Terms of the spare parts lease agreement, including but not limited to, administration of inventory, scope of inventory purchase, lease conditions and reimbursement mechanisms, will be mutually agreed. Northwest and Pinnacle shall from time to time determine the most economical use of manufacturer, supplier or servicer credits obtained from third parties in connection with the Regional Airline Services provided pursuant to this Agreement. If it is determined that the most economical use of credits provided to Northwest is through Pinnacle's use, Northwest may require Pinnacle to purchase such credits from Northwest at the face value of the credits. However, in no event shall Pinnacle be required to purchase credits from Northwest that it cannot utilize within 180 days of the date of purchase from Northwest.

                                   ARTICLE IV

                             ANCILLARY ARRANGEMENTS

       SECTION 4.01 COORDINATION WITH PINNACLE.

       (a) SCHEDULES AND TIMETABLES. Northwest shall file and maintain schedules with all applicable schedule distribution systems for all Scheduled Flights, and such schedules shall be filed and maintained by Northwest together with the schedules for its flights. Northwest shall include and list all Scheduled Flights providing Regional Airline Services in the schedule publication program of Northwest. Northwest shall, at its expense and sole discretion, furnish to Pinnacle an adequate supply of current printed Northwest timetables and contracts of carriage consistent with Governmental Regulations and Northwest's timetable publication program. Northwest shall include Scheduled Flights operated by Pinnacle in all appropriate flight information systems on which Northwest flights are listed.

       (b) TRAVEL PRIVILEGES. Northwest and Pinnacle shall mutually agree upon the travel privileges which each shall make available to the employees and directors of the other.

       (c) UNITED STATES WEATHER BUREAU INFORMATION. Upon request of Pinnacle or its flight crews, Northwest shall at its sole cost furnish Pinnacle such United States Weather Bureau information or data as may be available to Northwest pursuant to a separate written agreement; provided, however, that neither Northwest nor its employees will be responsible or liable for the accuracy thereof. So long as Northwest shall maintain its communications link with the National Weather Service, Northwest shall provide the necessary communications to permit Pinnacle to continue providing weather data to the National Weather Service. Northwest shall provide any available National Weather Service data through computer link-up to Pinnacle.

       (d) INFORMATION SYSTEMS. Northwest and Pinnacle have concurrently entered into a separate written agreement with respect to the information systems support Northwest will provide to Pinnacle.

       SECTION 4.02 GROUND HANDLING.

       (a) PASSENGER AND RAMP HANDLING. Northwest will provide the Ground Handling Functions at all Complementary Service Cities at the rates set forth in
SECTION 5.04(A); provided, however, that Northwest may, at its option, require Pinnacle upon ninety (90) days prior written notice to provide the Ground Handling Functions at Complementary Service Cities at a rate to be mutually agreed. At a Primary Service City, Pinnacle shall employ its own ground support equipment and personnel or a contract agent to perform the following functions:
(a) all gate check-in activities, (b) all passenger enplaning/deplaning services, including but not limited to sky cap and wheel chair services, (c) aircraft loading/unloading services, including but not limited to airside busing, (d) passenger ticketing, (e) aircraft cleaning, including but not limited to overnight cleaning, (f) jetbridge maintenance, and (g) janitorial services (collectively, the "Ground Handling Functions"). At DTW and MSP, Pinnacle shall use its own personnel and equipment or a contract agent to perform the Ground Handling Functions described in this SECTION 4.02, except for
(i) passenger ticketing, (ii) airside busing, sky cap and wheel chair services,
(iii) jetbridge maintenance, and (iv) janitorial services, all of which services Northwest shall provide [****]. At MEM, Pinnacle shall use only its own personnel and equipment or a contract agent to perform the Ground Handling functions described in this SECTION 4.02, except for (i) passenger ticketing, and (ii) airside busing, sky cap and wheel chair services, all of which services Northwest shall provide [****]. Notwithstanding anything to the contrary in this Agreement, Northwest may, at its option, require Pinnacle upon ninety (90) days prior written notice to utilize Northwest or a Northwest-designated contract agent to perform the Ground Handling Functions at any or all of the Hub Cities, Complementary Service Cities and Primary

Service Cities, provided that (i) the ground handling rates set forth in SECTION 5.04(A) below are adjusted as necessary to reimburse Pinnacle for the Direct Cost of utilizing Northwest or a contract agent, as the case may be, and (ii) the service standards applicable to any such Northwest-designated contract agent are either reasonably satisfactory to Pinnacle or no less stringent than the standards applicable to Northwest's own operations.

       (b) DEICING AND GLYCOL. At MEM, MSP and the Primary Service Cities, Pinnacle shall use its own personnel and equipment or a contract agent to perform deicing services for the Aircraft. Northwest shall provide, [****], all deicing services in DTW and at Complementary Service Cities. Notwithstanding anything to the contrary in this Agreement, Northwest may, at its option, require Pinnacle upon ninety (90) days prior written notice to utilize Northwest or a Northwest-designated contract agent to perform deicing services for the Aircraft at MEM, MSP and the Primary Service Cities, provided that the service standards applicable to any such Northwest-designated contract agent are either reasonably satisfactory to Pinnacle or no less stringent than the standards applicable to Northwest's own operations.

       SECTION 4.03 FACILITIES.

       (a) HUB CITIES. Pinnacle will sublease from Northwest airport facilities at the Hub Cities as set forth in mutually agreeable sublease agreements. The applicable Hub City facility charges are set forth in Exhibit B. In the event Pinnacle requires additional facilities at any of the Hub Cities caused by the expansion of Regional Airline Services, Northwest shall use its reasonable efforts to obtain such facilities and provide them to Pinnacle at no additional charge to Pinnacle. Northwest and Pinnacle agree that Northwest may relocate Pinnacle to comparable facilities at the Hub Cities, provided that Northwest pays Pinnacle's reasonable relocation expenses.

       (b) SERVICE CITIES. At Complementary Service Cities, Northwest shall provide Pinnacle with the Ground Handling Functions pursuant to SECTION 4.02 hereof, utilizing Northwest's owned and/or leased premises and equipment (including jetbridges) located thereon. Northwest shall cooperate with Pinnacle's efforts to become a signatory carrier at such airports; provided, however, that if Pinnacle becomes a signatory carrier at any such airport Pinnacle shall vote as directed by Northwest on any matters submitted to the signatory carriers for a vote. At Primary Service Cities, Pinnacle shall be solely responsible for all of its facilities requirements, including but not limited to jetbridges; provided, however, if Northwest owns and/or leases facilities at a Primary Service City and elects to provide Ground Handling Functions to Pinnacle, Northwest shall provide such services to Pinnacle pursuant to SECTION 4.02 hereof, utilizing Northwest's owned and/or leased premises and equipment (including jetbridges) located thereon. Northwest will determine in its sole discretion whether a jetbridge will be used at a Primary Service City.

       (c) MAINTENANCE FACILITIES. Except as provided in Section 3.06, maintenance facilities used to perform maintenance on the Equipment ("Maintenance Facilities") pursuant to lease or ownership arrangements entered into after the Effective Date, shall be at such locations and pursuant to terms mutually agreeable to both parties. In the event Northwest provides the Maintenance Facility to Pinnacle, it will do so according to the terms of a mutually agreeable lease or sublease. Northwest shall reimburse Pinnacle on a monthly basis in accordance with

SECTIONS 5.07 and 5.08 for such Maintenance Facilities expenses incurred by Pinnacle. The cost to Pinnacle for Maintenance Facilities leased or owned by Pinnacle as of the Effective Date or thereafter, will be reimbursed in accordance with SECTIONS 5.07 and 5.08.

       (d) LANDING FEES. Pinnacle shall be responsible for landing fees at all airports to which it provides Regional Airline Services pursuant to this Agreement and at all airports to which a Scheduled Flight, Non-Scheduled Flight or Charter Flight is diverted.

       (e) SIGNAGE. Subject to Governmental Regulations, Pinnacle shall display at all ticketing and check-in locations such signage or other forms of advertisement to identify and promote Northwest's service as Northwest may specify and as approved by the relevant airport authority. All signage utilizing the NW Identification shall be provided by Northwest at its sole cost, shall be the property of Northwest and shall be subject to the applicable provisions of
Article VII below. Pinnacle shall not use the Pinnacle Identification on any signage or other forms of advertisement used to identify or promote the Regional Airlines Services (except as otherwise required by Governmental Regulations).

       (f) RELATED TRANSFER ARRANGEMENTS. All leases and subleases of facilities used in connection with Regional Airline Services, including Maintenance Facilities for the Equipment (collectively, "Facilities Leases") entered into by Pinnacle after the Effective Date shall be assignable to Northwest without the consent of the other party to such Facility Lease on termination of this Agreement or the withdrawal of Scheduled Flights from such airport, provided that if the consent of the facility lessor is required by contract or Governmental Regulations, Pinnacle will use its best efforts to obtain such consent at the time the Facility Lease is entered into and to incorporate such consent in the terms of the Facility Lease. Pinnacle shall, at Northwest's option, assign such Facilities Leases as Northwest shall designate to Northwest on termination of this Agreement or the withdrawal of Scheduled Flights from such airport. Pinnacle shall use its best efforts to obtain the consent of the other party to such Facilities Leases in effect as of the Effective Date and, subject to obtaining such consents, if necessary, shall, at Northwest's option, assign such Facilities Leases as Northwest shall designate to Northwest on termination of this Agreement or the withdrawal of Scheduled Flights from such airport. On termination of this Agreement and during the Option Term, Northwest shall have the option to purchase from Pinnacle all facilities used in connection with Regional Airline Services, including Maintenance Facilities for the Equipment, then owned by Pinnacle for an amount equal to such assets' then fair market value or depreciated book value, whichever is less. On the withdrawal of Scheduled Flights from an airport and for a period of thirty (30) days thereafter, Northwest shall have the option to purchase from Pinnacle all facilities used in connection with Regional Airline Services at such airport, including Maintenance Facilities for the Equipment, then owned by Pinnacle for an amount equal to such assets' then fair market value or depreciated book value, whichever is less.

       (g) MAINTENANCE FACILITIES CONTINUATION OPTION. Notwithstanding Section 4.03(f) above, in the event Pinnacle exercises its fleet continuation option in
Section 3.02(a)(iv) above, Pinnacle may continue in effect all leases and subleases of Maintenance Facilities reasonably required to support the retained Aircraft and Spare Engines until the earlier of the expiration date for such agreement and February 28, 2017. In such circumstances, (i) Pinnacle shall, at Northwest's option, assign such retained leases and subleases of Maintenance Facilities as Northwest shall designate to Northwest on February 28, 2017, and (ii) on February 28, 2017 and for a period of thirty (30) days thereafter, Northwest shall have the option to purchase from Pinnacle all Maintenance Facilities for the retained Aircraft and Spare Engines then owned by Pinnacle for an amount equal to such assets' then fair market value or depreciated book value, whichever is less.

       SECTION 4.04 DATA COMMUNICATIONS. Northwest shall provide to Pinnacle at all Service Cities and Hub Cities [****] telephone data circuit lines, the use of computer reservation terminals, printers and modems, including hardware, software and maintenance support for such equipment.

       SECTION 4.05 SECURITY. Northwest will provide for Pinnacle's use the security equipment in place, as of the Effective Date, at all Complementary Service Cites, at all existing Primary Service Cities and the Hub Cities. Northwest agrees to provide, at Northwest's sole expense, for Pinnacle's use at all new Primary Service Cities the same type of security equipment. Any additional security equipment required due to future Governmental Regulations shall be provided by Pinnacle at its sole expense at Primary Service Cities, and shall be provided by Northwest at its sole expense at Hub Cities and Complementary Service Cities. At all Complementary Service Cities and the Hub Cities, Northwest agrees to pay Pinnacle's allocated share of all maintenance expenses associated with all security equipment and to pay Pinnacle's allocated share of all personnel expenses (including overtime) associated with the operation of the equipment and all airport security-related functions, including, without limitation, passenger screening and activities related to security directives imposed by Governmental Regulations. At Primary Service Cities, Pinnacle agrees to pay all or its allocated share of all maintenance expenses associated with all security equipment and to pay all or its allocated share of all personnel expenses (including overtime) associated with the operation of the equipment and all airport security related functions, including, without limitation, passenger screening and activities related to security directives imposed by Governmental Regulations. Notwithstanding the foregoing, the parties acknowledge and agree that as of the Effective Date the U.S. government is in the process of taking over airport security, and the parties will negotiate in good faith regarding any changes to this Agreement that may be necessary as a result.

       SECTION 4.06 RESERVATION SERVICES. During the term of this Agreement, Northwest shall handle, at its sole expense, reservations for all passenger air transportation on Scheduled Flights operated pursuant to this Agreement. Reservations shall be handled in the same manner and subject to the same standards utilized by Northwest for its own reservations. All reservations shall be made in the name of Northwest unless otherwise required by Governmental Regulations. Northwest shall be sole owner of any customer or passenger data relating to the Scheduled Flights and related reservation services.

       SECTION 4.07 TICKETING SERVICES AND TICKETING PROCEDURES.

       (a) TICKETING SERVICES. At all of its ticketing locations, Northwest shall, at its sole expense, sell, issue and exchange tickets for passenger air transportation on all Scheduled Flights to be operated pursuant to this Agreement utilizing Northwest ticket stock and all related accounting forms printed with the Northwest logo, name and format ("Northwest Tickets"). Northwest hereby appoints Pinnacle as its agent, and Pinnacle hereby agrees to act as

Northwest's agent, at all Pinnacle ticketing locations in connection with the sale and issuance of all passenger tickets by Pinnacle and with the same duties owed to Northwest in that capacity as is customary in the industry between airlines. At all of its ticketing locations, Pinnacle shall sell, issue and exchange Northwest Tickets for passenger air transportation on all Scheduled Flights to be operated pursuant to this Agreement and to be provided by and over the routes of Northwest (collectively, "Ticketing Services"). Nothing in this
SECTION 4.07(A) shall be deemed to alter or conflict with the provisions of
SECTION 9.01 hereof. Air carriers and other agencies other than Northwest may also issue tickets for travel to be performed by Pinnacle .

       (b) TICKETING PROCEDURES. The procedures followed and standards applied by Pinnacle in performing the Ticketing Services shall conform in all material respects to Northwest's own procedures and standards applicable to the issuance of Northwest Tickets and to the collection and remittance of the proceeds of such sales. Pinnacle employees performing Ticketing Services shall adhere to Northwest's procedures and standards as shall be provided to Pinnacle in writing. In accordance with SECTION 8.02 below, Pinnacle shall be responsible for collecting and shall pay to Northwest any Ticket Taxes and Fees required to be collected under applicable law on Tickets sold by Pinnacle utilizing Northwest ticket stock.

       (c) FREQUENT FLYER PROGRAM. Pinnacle agrees to accept Northwest frequent flyer tickets and to provide transportation services pursuant to such tickets at no charge to Northwest. All travel under the frequent flyer program solely on Pinnacle shall entitle a passenger to such credit as shall be equivalent to the credit offered on Northwest for comparable mileage segments. Northwest will provide such credit to members of its frequent flyer program who travel on Pinnacle at no charge to Pinnacle.

       (d) SUPPLIES. Northwest shall, at its sole expense, provide an adequate supply of ticket office forms and specialized supplies (such as baggage tags, but excluding normal office supplies such as paper, stationery, envelopes, memo pads and the like) bearing the NW Identification for use by Pinnacle subject to the applicable provisions of Article VII below.

       (e) TICKETING COSTS. All travel agency commissions attributable to Scheduled Flights shall be Northwest's expense. Northwest shall pay all computer reservation system fees attributable to passengers on Scheduled Flights. In the event Governmental Regulations preclude the payment of these fees by Northwest and Pinnacle then pays them, Northwest shall immediately begin paying Pinnacle a "Traffic Referral" commission on a semi-monthly basis in an amount equal to such fees formerly paid by Northwest for Pinnacle. Such commission shall be retroactive to the date on which such fees were no longer lawfully paid by Northwest and shall be included in the semi-monthly payments to be made by Northwest pursuant to SECTION 5.02.

       SECTION 4.08 BAGGAGE HANDLING SERVICES. "Baggage Handling Services" shall consist of the following:

       (a) At all Complementary and Hub Cities, Pinnacle and Northwest shall exchange and transfer baggage in accordance with procedures to be mutually agreed upon and generally utilized by the parties.

       (b) The procedures utilized in performing such Baggage Handling Services shall conform in all respects to Northwest's own standards and procedures as adapted to Pinnacle's Aircraft and operations.

       (c) For purposes of baggage claims, Pinnacle will be treated as if it were a party to standard industry ticketing and baggage agreements with Northwest and other air carriers. Pinnacle will make available at the request of any passenger excess valuation insurance, if any, offered by Northwest to the extent such insurance covers Pinnacle's flights and Northwest's flights. SECTION
4.09 AIR CARGO HANDLING SERVICES. "Air Cargo Handling Services" shall consist of the following:

       (a) At each location at which Northwest operates Ticketing Services, Northwest shall at no charge to Pinnacle accept Air Cargo for shipment on flights to be operated by and over the routes of Pinnacle or Northwest. Northwest shall issue air waybills covering Air Cargo and shall prepare a "Transfer Manifest" for each Pinnacle flight on which there shall be an Air Cargo shipment which transfer manifest shall set forth all Air Cargo to be carried on the flight.

       (b) Northwest hereby appoints Pinnacle as its agent, and Pinnacle hereby agrees to act as Northwest's agent, at all Pinnacle ticketing locations in connection with the sale and issuance of all air waybills by Pinnacle and with the same duties owed to Northwest in that capacity as is customary in the industry between airlines. Pinnacle agrees to observe all Northwest procedures and standards applicable to the issuance of air waybills and to the collection and remittance of the proceeds of such sales. Pinnacle employees performing such duties shall adhere to Northwest's procedures and standards as shall be provided to Pinnacle in writing. In accordance with SECTION 8.02 below, Pinnacle shall be responsible for collecting and shall pay to Northwest any Ticket Taxes and Fees required to be collected under applicable law on air waybills sold by Pinnacle utilizing Northwest air waybills. Nothing in this SECTION 4.09(B) shall be deemed to alter or conflict with the provisions of SECTION 9.01 hereof. Air carriers other than Northwest may also issue air waybills for cargo transportation to be performed by Pinnacle.

       (c) Pinnacle shall provide Air Cargo handling services at Pinnacle's ticketing locations for and on behalf of Northwest for Air Cargo carried solely on Pinnacle or on both an Pinnacle flight and a Northwest flight. Such handling services shall be performed in accordance with Northwest's procedures and standards as provided to Pinnacle in writing, including but not limited to (1) accepting all Air Cargo that Northwest accepts, such as pets/AVI (other live animals), human remains, Priority Service (SPC) freight and perishables, unless otherwise mutually agreed, and (2) keeping facilities open at least one and one-half (1.5) hours before and one (1) hour after each Scheduled Flight for customers to deliver and pick up Air Cargo.

       (d) For Air Cargo carried solely on Pinnacle or on both an Pinnacle flight and a Northwest flight, Pinnacle and Northwest shall charge rates in accordance with Northwest's applicable rates and tariffs; such revenues shall be paid 100% to and retained by Northwest.

       (e) For purposes of Air Cargo claims, Pinnacle will be treated as if it were a party to standard industry ticketing and baggage agreements with Northwest and other air carriers.

       (f) Northwest shall, at its sole expense, supply Pinnacle with all necessary Air Cargo forms and supplies in an agreed upon form with the NW Identification, subject to the applicable provisions of Article VII below. Northwest and Pinnacle shall utilize such forms and supplies when accepting Air Cargo for transport on Pinnacle's flights.

       SECTION 4.10 USE OF COMAT. Northwest and Pinnacle shall each provide to the other, at no cost to the other and on a non-discriminatory basis, access to its respective COMAT system for the movement and acquisition of priority aircraft maintenance parts and other company material. Northwest's failure to deliver timely a maintenance component via COMAT, whether timely or at all, shall not cause an affected Scheduled Flight to be excluded in calculating Pinnacle's on-time performance and completion factors. All access shall be consistent with Northwest's and Pinnacle's respective published COMAT procedures and policies, as amended from time to time. Northwest shall provide to Pinnacle at no cost and on a non-discriminatory basis, access to Northwest's VIP express cargo service to the extent necessary for Aircraft out of service recovery.

       SECTION 4.11 SLOTS AND ROUTE AUTHORITIES. During the term of this Agreement (including any Renewal Terms) or upon the expiration or termination of this Agreement, Northwest may, in its sole discretion, require Pinnacle to transfer to Northwest or its designee at no charge any airport takeoff or landing slots, route authorities or other regulatory authorities as Northwest shall designate which have been or are being used for Regional Airlines Services under this Agreement.

       SECTION 4.12 EMERGENCY RESPONSE AND FAMILY ASSISTANCE. Northwest and Pinnacle shall enter into a separate written agreement with respect to emergency response and family assistance services to be provided to Pinnacle by Northwest at no charge in connection with the Regional Airlines Services operated under this Agreement.

                                   ARTICLE V

                          REVENUES, PAYMENTS AND SETOFF

       SECTION 5.01 REVENUES. Pinnacle acknowledges and agrees that all revenues resulting from the sale and issuance of passenger tickets and cargo air waybills associated with the operation of the Aircraft and all other sources of revenue associated with the operation of the Aircraft are the sole property of Northwest, including without limitation ticket change fees, unaccompanied minor fees, beverage services, excess baggage fees and nonrevenue pass travel charges.

       SECTION 5.02 PAYMENTS TO PINNACLE .

       (a) REPORTS. Pinnacle shall provide to Northwest periodic reports with respect to the number of actual, completed Block Hours and Cycles of regional jet and turboprop service flown by Pinnacle (each in respect of Scheduled Flights, Charter Flights and Non-Scheduled Flights) in accordance with the following schedule in each calendar month during the term of this Agreement:

       DAY OF MONTH REPORT DUE                 PERIOD COVERED BY REPORT
       -----------------------                 ------------------------

                22                             1st - 15th of Month

                7                              Complete Previous Month

Pinnacle shall also provide Northwest periodic reports with respect to its Monthly Seat Days in accordance with the following schedule in each calendar month during the term of this Agreement:

       DAY OF MONTH REPORT DUE                 PERIOD COVERED BY REPORT
       -----------------------                 ------------------------

                7                              Complete Previous Month

       (b) PAYMENT SCHEDULE. Northwest shall remit to Pinnacle by wire transfer of immediately available funds by the close of business on the 30th day of each calendar month (or the next banking day if the 30th is a bank holiday), as a provisional payment, Pinnacle's Block Hour Payment, Cycle Payment, IOP Payment, Ground Handling Payment and any payments due pursuant to SECTION 5.06 below for the period covered by the Block Hour Report and Cycle Report furnished by Pinnacle on the 22nd day of the month.

Northwest shall remit to Pinnacle by wire transfer of immediately available funds by the close of business on the 15th day of each month (or the next banking day if the 15th is a bank holiday), as a final payment, Pinnacle's Block Hour Payment, Cycle Payment, IOP Payment, Ground Handling Payment, Fixed Cost Payment, Monthly Margin Payment, any payments due pursuant to SECTION 5.06 or
SECTION 5.07 below for the preceding month and any payments due with respect to Charter Flights, less the amount of the provisional payment made on the 30th day of the preceding month.

For purposes of this SECTION 5.02, the above referenced payments to Pinnacle shall be calculated as follows for any applicable period:

              (i) the Block Hour Payment will be equal to the then applicable Block Hour Rate multiplied by the number of actual, completed Block Hours reported in Pinnacle's Block Hour Report for such period for Scheduled Flights and Non-Scheduled Flights, plus

              (ii) the Cycle Payment will be equal to the then applicable Cycle Rate multiplied by the number of actual, completed Cycles reported in Pinnacle's Cycle Report for such period for Scheduled Flights and Non-Scheduled Flights, plus

              (iii) the IOP Payment, if any, will be determined in accordance with Section 5.03(c) below.

              (iv) the Ground Handling Payment will be equal to the then applicable Ground Handling Rate multiplied by the number of actual, completed Cycles reported in Pinnacle's Cycle Report for such period for Scheduled Flights and Non-Scheduled Flights, plus

              (v) any payments due pursuant to SECTION 5.06 below, plus

              (vi) with respect to the payment to be made on the 15th day of each month, Pinnacle's Fixed Cost Payment determined in accordance with
       SECTION 5.05 below and any payments due pursuant to SECTION 5.07 below, plus

              (vii) with respect to the payment to be made on the 15th day of each month, the Monthly Margin Payment determined in accordance with
       SECTION 5.09 or SECTION 5.12 below, as applicable, plus

              (viii) with respect to the payment to be made on the 15th day of each month, any payment due with respect to Charter Flights.

Adjustments arising from Northwest's audit of the Block Hour Report, Cycle Report and/or Monthly Seat Days Report may be made within ninety (90) days following the end of each month. Any reference to the 30th day of a month in this Section 5 will be deemed to mean the last day of February with respect to that month.

       SECTION 5.03 INITIAL BLOCK HOUR AND CYCLE RATES; IOP PROGRAM ADJUSTMENT

       (a) INITIAL BLOCK HOUR RATE. The Block Hour Rate for the time period through December 31, 2004 shall be as follows for the applicable period:

                                         Blended Block            Block
                                           Hour Rate            Hour Rate
       PERIOD                             CRJ-200/440            SAAB 340
       ------                             -----------            --------
       Effective Date - 12/31/02             [****]               [****]
       01/01/03 - 12/31/03                   [****]
       01/01/04 - 12/31/04                   [****]

       (b) INITIAL CYCLE RATE. The Cycle Rate for the time period through December 31, 2004 shall be as follows for the applicable period:

                                          Blended Cycle            Cycle
                                               Rate                 Rate
       PERIOD                              CRJ-200/440            SAAB 340
       ------                              -----------            --------
       Effective Date - 12/31/02              [****]               [****]
       01/01/03 - 12/31/03                    [****]
       01/01/04 - 12/31/04                    [****]

       (c) IOP PROGRAM INCIDENT ADJUSTMENT. If during any month during the term of this Agreement Pinnacle cancels one or more Scheduled Flights in connection with one or more IOP Program Incidents, Northwest shall pay to Pinnacle an amount determined in accordance with the following formula:

                     P=((IBH)*(BHR)* [****]) + ((ICYC)*(CYCR)* [****])

                     Where,

                     P is the IOP Payment to be made to Pinnacle ,
                     IBH is the number of scheduled Block Hours cancelled in connection with the IOP Program Incident(s), calculated by the following formula: IBH=Pinnacle scheduled Block Hours cancelled * (((% points of Pinnacle's Scheduled Flights in Hub cancelled)-(% points of Northwest scheduled flights in Hub cancelled))/(% points of Pinnacle's Scheduled Flights in Hub cancelled)),
                     BHR is the then applicable Block Hour Rate in which such IOP Program Incident(s) occurred,
                     ICYC is the number of scheduled Cycles cancelled in connection with the IOP Program Incident(s), calculated by the following formula:
                               ICYC=Pinnacle's scheduled Cycles cancelled * (((% points of Pinnacle's Scheduled Flights in Hub cancelled)-(% points of Northwest scheduled flights in Hub cancelled))/(% points of Pinnacle's Scheduled Flights in Hub cancelled))), and
                   CYCR is the then applicable Cycle Rate in which such IOP Program Incident(s) occurred.

       SECTION 5.04 GROUND HANDLING RATES.

       For each year in the Annual Operating Plan prepared in accordance with
SECTION 2.12, the departures for the year will be categorized into the six categories in the table below. The Ground Handling Rate for the time period through December 31, 2004 for the Canadair Regional Jet Aircraft operated by Pinnacle shall be the weighted average of the rates set forth in the following table for the applicable period:

                              Effective Date -         01/01/03-                01/01/04-
       STATION                12/31/02                 12/31/03                 12/31/04
       -------                --------                 --------                 --------
       DTW                       [****]                 [****]                   [****]
       MEM                       [****]                 [****]                   [****]
       MSP                       [****]                 [****]                   [****]
       Comp. Cities              [****]                 [****]                   [****]
       PSCother                  [****]                 [****]                   [****]
       PSCpin                    [****]                 [****]                   [****]

       Comp.Cities means Complementary Service Cities.

       PSCother means a Primary Service City where Pinnacle utilizes a contract agent to perform the Ground Handling Functions.

       PSCpin means a Primary Service City where Pinnacle personnel perform the Ground Handling Functions.

       Example: If Pinnacle's 2003 Annual Operating Plan includes 25,000 annual departures in MEM, 40,000 annual departures in DTW, 35,000 annual departures in MSP, 50,000 annual departures in Complementary Service Cities, 30,000 annual departures in PSCpin and 20,000 annual departures in PSCother, the Ground Handling Rate shall be calculated as follows:

       Ground Handling Rate =
       [(25,000*[****])+(40,000*[****])+(35,000*[****])+(50,000*[****])
       +(30,000*[****])+(20,000*[****])]/200,000 = [****]

       SECTION 5.05 FIXED COSTS. Pinnacle's Fixed Cost Payment arising from operation of the Aircraft shall be calculated on a monthly basis as follows:

       Fixed Cost Payment = [****] where,

       [****]

       [****]

       [****]

       [****]

       [****]

       [****]

       [****]

       SECTION 5.06 FUEL.

       (a) FUEL ADMINISTRATION. As soon as practicable, Northwest will provide to Pinnacle the following fuel-related administrative services: (i) negotiation of fuel supply, fuel storage and into-plane service contracts for the Aircraft, (ii) payment of all into-plane and fuel invoices in respect of the Aircraft, (iii) monthly reconciliations (by the 15th of the following month) with respect to fuel boarded, inventory and purchases, and (iv) monthly reports with respect to fuel boarded by station, flight and Aircraft.

       (b) In the event Northwest is unable to execute the administrative functions as outlined in SECTION 5.06 (a) (ii) and (iii), above, and until such time that it can, the following procedures will apply:

              (i) Current reporting mechanisms in place as of the Effective Date of this Agreement will continue with Pinnacle reporting to Northwest by the 15th day of the following month, the actual gallons boarded and the fuel price paid (including into-plane fees and taxes).

              (ii) Current payment mechanisms in place as of the Effective Date of this Agreement will continue with the exception that the applicable monthly Margin (per SECTION 5.09) will only be paid on the actual fuel boarded multiplied by the lesser of the actual fuel price, including into-plane fees and taxes, and $.78/gallon (the "Fuel Price"). In addition, no adjustment will be made to bring Pinnacle's fuel expense up to $.78/gallon. The reimbursement will be through the SECTION 5.02 wire transfer occurring on the 15th day of the following month.

       (c) FUEL PAYMENT. On and after the date on which Northwest executes the administrative functions outlined in Section 5.06(a) (ii) and (iii) above, Northwest will charge Pinnacle on a pre-pay basis the last week of each month for fuel to be boarded for the 1st -15th of the succeeding month. Pinnacle will pay for that fuel through a set-off of the amount due from the SECTION 5.02 wire transfer on the 15th of the month for which the prepay is occurring. Northwest will reimburse Pinnacle for this pre-pay amount through the SECTION 5.02 wire transfer on the 30th of the month. Likewise, Northwest will charge Pinnacle on a pre-pay basis the second week of the month for fuel to be boarded for the 16th-end of month. Pinnacle will pay for that fuel through a set-off of the
SECTION 5.02 wire transfer on the 30th of the month for which the prepay is occurring. By the 15th of the following month, Northwest will reconcile the pre-paid fuel expense for the preceding month with the actual expense (at a price not to exceed the Fuel Price), and charge or credit Pinnacle with the difference, including reimbursement for the second half pre-pay. This reimbursement and month end adjustment for the preceding month will be handled via the SECTION 5.02 wire transfer occurring the 15th day of the following month through additional payment or set-off.

       The pre-pay will be based on using half of Pinnacle's prior month actual boarded volume at the Fuel Price.

       Pinnacle shall have the right to audit on a semi-annual basis the determination of the number of gallons of aircraft fuel boarded and shall report any disputes to Northwest. Any dispute not reported to Northwest within thirty
(30) days of the conclusion of such audit shall be deemed waived.

       Northwest's fuel department shall have the right to audit on a monthly basis the determination of the number of gallons of aircraft fuel boarded and fuel price paid and shall report any disputes to Pinnacle. Any dispute not reported to Pinnacle within thirty (30) days of the conclusion of such audit shall be deemed waived.

       (d) PINNACLE REPORTING PROCEDURES. Pinnacle will provide to Northwest the following fuel administrative service assistance: (i) Timely Fuel Management System ("FMS") data entry by Pinnacle at Primary Service Cities including month-end reconciling to the fixed base operator ("FBO") by the end of the second business day, (ii) FMS coverage by Pinnacle when regular FMS person is on vacation, leave, etc., (iii) Pinnacle will train new Pinnacle employees on FMS due to turnover, vacation, etc., (iv) problems at FBO regarding supply of fuel slips and bill of lading receipts will be addressed by Pinnacle personnel first before involving Northwest Fuel Department.

       (e) FUEL BURN REVIEW PROCEDURES - CRJ. Northwest and Pinnacle agree to review the fuel burn performance of the CRJ Aircraft for compliance with the performance measure (burn rate ceiling) set below. Either party may initiate the audit of the actual fuel burn against the set measure. The performance measure includes both scheduled and non-scheduled fuel usage/expense. The ceiling is the Northwest budgeted scheduled fuel burn per scheduled Block Hour [****] for non-scheduled usage. For example, the 2002 performance measure (ceiling) is equal to the Northwest scheduled fuel burn rate of [****] gallons per scheduled block hour [****], which sets the ceiling at [****].

       In the event that the CRJ Aircraft's actual fuel burn for the period of review is above the ceiling the parties will work together in good faith to explain the variance relative to the ceiling and to resolve the cause of the variance. If it is determined that actual fuel burn was above the ceiling for reasons within the control of Pinnacle, Pinnacle will pay a Fuel Burn Penalty Payment to Northwest and such payment shall be made in accordance with SECTION
5.08. The Fuel Burn Penalty Payment shall be calculated as follows:

       Fuel Burn Penalty Payment = [(total fuel expense/actual fuel price) / scheduled Block Hours - performance ceiling] * completed scheduled Block Hours * actual fuel price (not to exceed $.78 per gallon) + Margin applicable to the fuel expense reimbursement pursuant to SECTION 5.09 or 5.12.

       SECTION 5.07 DIRECT EXPENSES. Northwest will reimburse Pinnacle for the following expenses at the Direct Cost to Pinnacle. Reimbursement for these expenses paid or accrued by Pinnacle in the prior month will be included in the wire transfer to Pinnacle on the 15th of each month pursuant to SECTION 5.02(B) above. Pinnacle will be responsible for providing Northwest with a copy of all third party invoices and evidence of payment needed to determine the expense amount and the timeliness of payment.

       (a) Equipment Rental Expense - less any performance guarantee payments or credits that Pinnacle receives from the manufacturers.

       (b) Aviation Insurance - Aircraft hull insurance and aviation liability insurance, including war risk liability and hull war risk insurance, subject to the following:

              (i) in the event that Pinnacle obtains aviation insurance coverage as part of Northwest's aviation insurance placement, the rates used to determine Pinnacle's share of the aviation insurance expenses shall be the same as the rates used to determine Northwest's expense for such insurance, and Pinnacle's aviation liability insurance (including war risk liability) expense shall be the lesser of the expense based on the actual rates or [****] per Pinnacle RPM and Pinnacle's hull insurance (including hull war risk insurance) expense shall be the lesser of the expense based on the actual rates or [****] per dollar ($) of Pinnacle Fleet Value; and

              (ii) in the event that Pinnacle does not obtain aviation insurance under Northwest's placement, Pinnacle's aviation insurance expense shall be equal to [****] per Pinnacle RPM for aviation liability insurance (including war risk liability) and [****] per dollar ($) of Pinnacle Fleet Value for hull insurance (including hull war risk insurance) and such expense amount shall be the amount with respect to which a margin payment pursuant to Section 5.09 or 5.12 shall be made. If Pinnacle's actual aviation insurance expense exceeds the amounts above, the incremental insurance expense above the foregoing limits will be reimbursed by Northwest. In the event Pinnacle's actual aviation insurance expense is below the limits, Pinnacle shall remit to Northwest (through a set-off of the next amount due from the Section 5.02 wire transfer) an amount equal to the difference.

       (c) Engine maintenance - The CRJ 200/440 engine maintenance performed pursuant to the GE Agreements less any warranty payments or credits that Pinnacle receives, including but not limited to those from GE. If Northwest and Pinnacle agree at any time to have the engine work performed elsewhere, the reimbursement amount will be adjusted to take into account the new arrangement. Notwithstanding the foregoing, Northwest will not reimburse Pinnacle for engine maintenance performed pursuant to the GE Agreements which is accomplished unreasonably in advance of the time such maintenance is required in accordance with the Maintenance Program or which is accomplished for the sole purpose of satisfying return conditions under the Lease.

       (d) Airframe maintenance - The CRJ 200/440 airframe maintenance performed pursuant to Bombardier Agreement less any warranty payments or credits that Pinnacle receives, including but not limited to those from Bombardier. If Northwest and Pinnacle agree at any time to have the maintenance work performed elsewhere, the reimbursement amount will be adjusted to take into account the new arrangement. Notwithstanding the foregoing, Northwest will not reimburse Pinnacle for airframe maintenance performed pursuant to the Bombardier Agreement which is accomplished unreasonably in advance of the time such maintenance is required in accordance with the Maintenance Program or which is accomplished for the sole purpose of satisfying return conditions under the Lease.

       (e) Deicing services and glycol - subject to the provisions of Section 4.02(b) and reimbursed accordingly:

       (i) Deicing services and glycol at Primary Service Cities and Hub Cities where a contracted agent is performing the service.

       (ii) Glycol at Primary Service Cities and Hub Cities where Pinnacle performs the deicing function.

       (f) Maintenance Facilities, subject to the provisions of SECTION 4.03(C).

       (g) Jet bridges-In the event Northwest requires Pinnacle to enter into agreements for new jet bridges in 2002, Northwest agrees to reimburse Pinnacle for the depreciation or lease expenses incurred in 2002 only.

       (h) CRJ 200/440 auxiliary power unit (APU) maintenance expense, CRJ 200/440 avionics maintenance expense and CRJ 200/440 landing gear overhaul expense less any warranty payments or credits that Pinnacle receives with respect to any of the foregoing expenses.

       (i) Hub City facility charges pursuant to Exhibit B.

       (j) Airport security-related equipment maintenance expenses and personnel expenses incurred by Pinnacle pursuant to SECTION 4.05.

       Notwithstanding the foregoing, Northwest will not reimburse Pinnacle for any late payment charges, penalties and/or fees which Express incurs in connection with payment of the expenses listed above.

       SECTION 5.08 BILLING. Northwest and Pinnacle shall bill each other on a monthly basis in respect of amounts owed to each other under this Agreement not contemplated under SECTION 5.02. If such billed items are not paid by the party within sixty (60) days of the statement date, the aggregate amount of undisputed items may be offset against or included in the next scheduled wire transfer pursuant to SECTION 5.02(B). Disputed amounts must be paid when the dispute is resolved, provided that such amount may be set off against or included in the next scheduled wire transfer pursuant to SECTION 5.02(B) if the formerly disputed amount is not paid within seven (7) days of resolution. Northwest may also offset against the next scheduled wire transfer pursuant to SECTION 5.02(B) the amount of any payment (including those under any Lease or the Note) with respect to which Pinnacle shall have defaulted and shall have failed to cure before the expiration of any applicable grace period.

       SECTION 5.09 MONTHLY MARGIN CALCULATION AND PAYMENT. The monthly Margin Payment for the time period through December 31, 2006 shall be calculated as follows:

       Monthly Margin Payment = (payments due to Pinnacle pursuant to SECTIONS 5.03, 5.04, 5.05, 5.06 and 5.07) * .14 / .86

       SECTION 5.10 ANNUAL MARGIN ADJUSTMENT PAYMENT. For the time period through December 31, 2006, the parties will calculate Pinnacle's Margin in accordance with SECTION 5.10(A) and, if required pursuant to SECTION 5.10(B) below, one party will make a Margin Adjustment Payment to the other party.

       (a) CALCULATION OF THE TOTAL OPERATING COST AND THE MARGIN. Not later than ninety (90) days following the end of 2002, 2003, 2004, 2005 and 2006, Pinnacle shall deliver to Northwest its audited financial statements including the calculation of its operating margin for Regional Airline Services provided under this Agreement for the prior year (the "Margin") by dividing (x) Pinnacle's Total Operating Income for Regional Airline Services for such year by
(y) Pinnacle's Total Operating Revenue for Regional Airline Services for such year, subject to the following:

       In calculating the Margin, the amount of any incentives or penalties (accounted for as a reduction to revenue) pursuant to SECTION 5.06, SECTION 5.14 and/or SECTION 5.15 below and any Saab rental revenue will not be included in Pinnacle's Total Operating Revenue, and the following expenses will not be included in Pinnacle's Total Operating Cost:

              (1) Increment above predicted employee bonuses and incentives. Predicted bonus and incentive levels are the amounts used in calculating the Block Hour, Cycle and Fixed Cost Rates for 2002, 2003, 2004, 2005 and 2006, respectively.

              (2) Increment above market pay rates for Pinnacle's employees per the Parity Pay Agreement in Exhibit C.

              (3) The amount of any penalties pursuant to SECTION 5.15 (if not accounted for as a reduction to revenue).

              (4) The amount of any depreciation expense associated with capital expenditures in excess of $250,000 which are designated by Northwest as
       Section 5.10(a)(4) items because Northwest has determined that such capital expenditures are not necessary after taking into consideration the Annual Operating Plan and Pinnacle's obligations under this Agreement, within seventy-five (75) days after receiving written notice from Pinnacle of such capital expenditure pursuant to Section 6.01(a)(iv) below.

              (5) The amount of any Fuel Burn Penalty Payment pursuant to
       SECTION 5.06(D) (if not accounted for as a reduction to revenue).

              (6) The amount of any asset write-downs (excluding normal depreciation) or extraordinary charges as defined by GAAP.

              (7) Rental expense associated with the Saab 340 fleet not flown by Pinnacle.

              (8) The amount of any fines or penalties paid by Pinnacle to any governmental entity.

              (9) The CRJ 200/440 Aircraft and Spare Engine return costs including termination costs incurred by Pinnacle pursuant to Section 3.02(b) above.

              (10) The amount of any late payment charges, penalties and/or fees incurred by Pinnacle.

              (11) The amount of any payment from Pinnacle to Northwest pursuant to Section 5.14 (if not accounted for as a reduction to revenue).

       The Margin shall be expressed as a decimal rounded to the fourth place. The calculation of the Margin shall be derived from Pinnacle's reported financial statements for such year and shall be determined in accordance with GAAP.

       (b) ANNUAL MARGIN ADJUSTMENT PAYMENT. With respect to each calendar year through and including 2006 (with the exception of 2002 for which the applicable period is March 1, 2002 through December 31, 2002), if the Margin is less than 12%, Pinnacle shall receive from Northwest an amount determined as follows:

                     Ppin = [Total Operating Cost/.88] - Rev

                     where

                     Ppin is the amount payable to Pinnacle,
                     Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding any incentives paid to Pinnacle pursuant to SECTION 5.15, and

                     Total Operating Cost excludes Items 1-11 in SECTION 5.10(A) above.

With respect to each calendar year through and including 2006, if the Margin is greater than 16%, Northwest shall receive from Pinnacle an amount determined as follows:

                     Pnw = Rev - [Total Operating Cost/.84]

                     where,

                     Pnw is the amount payable to Northwest,
                     Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding any incentives paid to Pinnacle pursuant to SECTION 5.15, and

                     Total Operating Cost excludes items 1-11 in SECTION 5.10(A) above.

An amount payable pursuant to this SECTION 5.10(B) is a "Margin Adjustment Payment." Northwest shall add in or setoff, as appropriate, any Margin Adjustment Payment in the next wire transfer due to Pinnacle .

       (c) AUDIT OF TOTAL OPERATING COST AND THE MARGIN. Northwest shall have the right to audit the calculation of the Total Operating Cost, the Margin and the Margin Adjustment Payment, and shall report any disputes to Pinnacle. Any dispute not reported to Pinnacle in writing within ninety (90) days of the receipt of the audited financial statements and Margin calculation by Northwest shall be deemed waived. The payment in respect of any dispute shall be handled as a disputed amount in accordance with SECTION 5.08.

       SECTION 5.11 RATE ADJUSTMENTS. For the calendar year 2005, the Block Hour, Cycle, Ground Handling and Fixed Cost Rates will be adjusted as described below.

       (a) ONE TIME ADJUSTMENT FACTOR. Effective for the twelve-month period beginning on January 1, 2005 the Block Hour Rate, Cycle Rate, and Ground Handling rates (other than the rate for ground handling at Complementary Service Cities) used for the 2004 calendar year will be multiplied by a One Time Adjustment Factor (OTAF) and multiplied by (1 + CPPI). These adjusted rates will be used for the twelve-month period beginning January 1, 2005. The OTAF will be calculated as follows:

              (1) Determine Pinnacle's actual operating expenses for the twelve-month period ending December 31, 2004, excluding [****]

              (2) Determine the actual payment made to Pinnacle for the twelve month period ending December 31, 2004, excluding [****].

              (3) Divide the result of step (1) by the result of step (2).

       (b) INFLATION ADJUSTMENT. Effective for 2006, the Block Hour Rate, Cycle Rate, and Ground Handling Rates (other than the rate for ground handling at Complementary Service Cities) used for 2005 will be multiplied by (1+CPPI) to establish the 2006 rates.

       (c) FIXED COST PAYMENT ADJUSTMENT. Effective for 2005 and 2006, the Fixed Cost Payment formula will be multiplied by the OTAF.

       (d) Effective for 2007 the payment rates and mechanisms set forth in SECTIONS 5.02 through 5.07 will be re-set through good faith negotiations utilizing a payment methodology consistent with the methodology utilized through 2006; provided, however, that any increment above market pay rates for Pinnacle's employees, per the Parity Pay Agreement in Exhibit C, will not be considered in re-setting such Rates. The Rates for 2008, 2009, 2010 and 2011 will be determined by multiplying the prior year's Rates by (1+CPPI).

       (e) So long as this Agreement remains in effect, the payment rates and mechanisms set forth in SECTIONS 5.02 through 5.07 will be re-set every fifth year through good faith negotiations, commencing with the Rates effective for 2012, utilizing a payment methodology consistent with the methodology utilized during the prior five (5) year period; provided, however, that any increment above market pay rates for Pinnacle's employees, per the Parity Pay Agreement in Exhibit C, will not be considered in re-setting such Rates. The Rates for the years between each adjustment year will be determined by multiplying the prior year's rates by (1 + CPPI).

       (f) In the event the parties are unable to reach agreement on new payment rates and mechanisms through good faith negotiations, the Rates will be set utilizing the following procedure: (i) The parties shall attempt to agree upon an impartial industry expert to act as sole arbitrator. If the parties are unable to agree upon an expert to so act, each party shall appoint an expert, and the two experts so appointed shall appoint a third expert; (ii) Each party shall submit a set of proposed Rates to the arbitrator(s); and (iii) The arbitrator(s) shall choose a set of Rates from those submitted without modifying either.

       SECTION 5.12 REVISED MONTHLY MARGIN CALCULATION AND PAYMENT. Effective January 1, 2007, the monthly Margin Payment shall be calculated as follows:

                     Monthly Margin Payment = (payments due to Pinnacle pursuant to SECTIONS 5.03, 5.04, 5.05, 5.06 and 5.07 (all adjusted pursuant to SECTION 5.11)) * MMR / (1-MMR)

                     Where, MMR is the Market Margin Rate.

       SECTION 5.13 REVISED ANNUAL MARGIN ADJUSTMENT PAYMENT. Effective for 2007 and each calendar year thereafter, the parties will calculate Pinnacle's Margin in accordance with SECTION 5.13(A) and, if required pursuant to SECTION 5.13(B) below, one party will make a Margin Adjustment Payment to the other party.

       (a) CALCULATION OF THE TOTAL OPERATING COST AND THE MARGIN. Not later than ninety (90) days following the end of 2007 and each subsequent calendar year during the term of this Agreement, Pinnacle shall deliver to Northwest its audited financial statements including the calculation of its operating margin for Regional Airline Services provided under this Agreement for the prior year (the "Margin") by dividing (x) Pinnacle's Total Operating Income for Regional Airline Services for such year by (y) Pinnacle's Total Operating Revenue for Regional Airline Services for such year, subject to the following:

       In calculating the Margin, the amount of any incentives or penalties (accounted for as a reduction to revenue) pursuant to SECTION 5.06, SECTION 5.14 and/or SECTION 5.15 below and any Saab rental revenue will not be included in Pinnacle's Total Operating Revenue, and the following expenses will not be included in Pinnacle's Total Operating Cost:

              (1) Increment above predicted employee bonuses and incentives. Predicted bonus and incentive levels are the amounts used in calculating the Block Hour, Cycle and Fixed cost rates for 2006, grown each year by multiplying by (1 + CPPI).

              (2) The amount of any penalties pursuant to SECTION 5.15 (if not accounted for as a reduction to revenue).

              (3) The amount of any depreciation expense associated with capital expenditures in excess of $250,000 which are designated by Northwest as
       Section 5.13(a)(3) items because Northwest has determined that such capital expenditures are not necessary after taking into consideration the Annual Operating Plan and Pinnacle's obligations under this Agreement, within seventy-five (75) days after receiving written notice from Pinnacle of such capital expenditure pursuant to Section 6.01(a)(iv) below.

              (4) The amount of any Fuel Burn Penalty Payment pursuant to
       SECTION 5.06(D) (if not accounted for as a reduction to revenue).

              (5) The amount of any asset write-downs (excluding normal depreciation) or extraordinary charges as defined by GAAP.

              (6) Rental expense associated with the Saab 340 fleet not flown by Pinnacle.

              (7) The amount of any fines or penalties paid by Pinnacle to any governmental entity.

              (8) The CRJ 200/440 Aircraft and Spare Engine return costs including termination costs incurred by Pinnacle pursuant to Section 3.02
       (b) above.

              (9) The amount of any late payment charges, penalties and/or fees incurred by Pinnacle.

              (10) The amount of any payment from Pinnacle to Northwest pursuant to SECTION 5.14 (if not accounted for as a reduction to revenue).

       The Margin shall be expressed as a decimal rounded to the fourth place. The calculation of the Margin shall be derived from Pinnacle's reported financial statements for such year and shall be determined in accordance with GAAP.

       (b) ANNUAL ADJUSTMENT TO MARGIN PAYMENT

       With respect to each calendar year effective 2007, if the Margin is greater than MMR but less than or equal to (MMR + 0.05), Northwest shall receive from Pinnacle an amount determined as follows:

                     Pnw = (Rev - [Total Operating Cost/(1 - MMR)]) / 2

                     where,

                     Pnw is the amount payable to Northwest,

                     Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding any incentives paid to Pinnacle pursuant to SECTION 5.15, and Total Operating Cost excludes items 1-10 in SECTION 5.13(A) above.

                     With respect to each calendar year effective 2007, if the Margin is greater than (MMR + 0.05), Northwest shall receive from Pinnacle an amount determined as follows:

                     Pnw = (Rev - [Total Operating Cost/(0.975 - MMR)])

                     where,

                     Pnw is the amount payable to Northwest,

                     Rev is Total Operating Revenue for Regional Airline Services for the applicable calendar year excluding any incentives paid to Pinnacle pursuant to SECTION 5.15, and Total Operating Cost excludes items 1-10 in SECTION 5.13(A) above.

       An amount payable pursuant to this SECTION 5.13(B) is a "Margin Adjustment Payment." Northwest shall add in or setoff, as appropriate, any Margin Adjustment Payment in the next wire transfer due to Pinnacle .

       (b) AUDIT OF TOTAL OPERATING COST AND THE MARGIN. Northwest shall have the right to audit the calculation of the Total Operating Cost, the Margin and the Margin Adjustment Payment, and shall report any disputes to Pinnacle. Any dispute not reported to Pinnacle in writing within ninety (90) days of the receipt of the audited financial statements and Margin calculation by Northwest shall be deemed waived. The payment in respect of any dispute shall be handled as a disputed amount in accordance with SECTION 5.08.

       SECTION 5.14 NON-SCHEDULED FLIGHT REFUND

       . With respect to each calendar year during the term of this Agreement, Northwest shall within thirty (30) days from the receipt of the final Block Hour and Cycle Report received pursuant to Section 5.02 for the immediately preceding year, calculate and notify Pinnacle of the ratio of actual Block Hours for Non-Scheduled Flights to actual Block Hours for Scheduled Flights and the ratio of actual Cycles for Non-Scheduled Flights to actual Cycles for Scheduled Flights. In the event that either ratio exceeds [****], Pinnacle shall remit to Northwest (through a set-off of the next amount due from the SECTION 5.02 wire transfer) an amount equal to the following:

       REFUND CALCULATION:

       Actual Block Hours and/or Cycles for Non-Scheduled Flights in excess of [****] of the actual Block Hours and Cycles for Scheduled Flights, respectively, multiplied by the Block Hour Rate, Cycle Rate and Ground Handling Rate, respectively, in effect for the immediately preceding year pursuant to Section 5.03 or 5.04 and as adjusted pursuant to Section 5.11, plus the amount of any Margin Payments previously paid by Northwest to Pinnacle in connection with such excess Block Hours and/or Cycles; provided, however, that no refund will be paid to Northwest with respect to Non-Scheduled Flights which are Aircraft delivery flights.

       SECTION 5.16 INCENTIVES AND PENALTIES.


       (a) Pinnacle shall be subject to certain performance incentives and penalties as described in this SECTION 5.15(A) ("Performance Criteria") which shall be added to or deducted from the Block Hour Payment. If Pinnacle exceeds any operational criterion an incentive payment shall be made by Northwest. If Pinnacle does not achieve the performance criterion, then a penalty shall be charged against amounts owing to Pinnacle. Any incentive payment or penalty charge incurred by meeting or failing to meet Performance Criteria shall be made in the wire transfer due on the 30th day of the second month following the end of the Performance Period in question pursuant to SECTION 5.02(B). The applicable performance incentives and penalties are as follows:

       (i) Completion Factor (calculated in accordance with SECTION 2.10 (A)):

------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
                                   Additional                                                                       Additional
                                     Penalty           Penalty             Neutral               Incentive           Incentive
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------

Performance Level                    [****]            [****]               [****]                [****]              [****]
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
Penalty/Incentive per enplaned       [****]            [****]               [****]                [****]              [****]
revenue passenger
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------

       (ii) On-Time Factors (calculated in accordance with SECTION 2.10(B)):

       Departure [****]

------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
                                   Additional          Penalty             Neutral               Incentive          Additional
                                     Penalty                                                                         Incentive
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
Performance Level                    [****]            [****]               [****]                [****]              [****]
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
Penalty/Incentive per enplaned       [****]            [****]               [****]                [****]              [****]
revenue passenger
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------

       Arrival [****]

------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
                                   Additional          Penalty             Neutral               Incentive          Additional
                                     Penalty                                                                         Incentive
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
Performance Level                    [****]            [****]               [****]                [****]              [****]
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------
Penalty/Incentive per enplaned       [****]            [****]               [****]                [****]              [****]
revenue passenger
------------------------------- ------------------ ---------------- ----------------------- -------------------- ------------------

       (iii) Luggage Mishandled (calculated in accordance with SECTION 2.10(C)):

----------------------------------- ------------------- ------------------- --------------- -------------------- ------------------
                                    Additional Penalty       Penalty           Neutral           Incentive          Additional
                                                                                                                     Incentive
----------------------------------- ------------------- ------------------- --------------- -------------------- ------------------
Performance Level (incidents per          [****]              [****]            [****]            [****]              [****]
1,000 enplaned revenues passengers)
----------------------------------- ------------------- ------------------- --------------- -------------------- ------------------
Penalty/Incentive per enplaned            [****]              [****]            [****]            [****]              [****]
revenue passenger
----------------------------------- ------------------- ------------------- --------------- -------------------- ------------------


                                       41

       (iv) Customer complaints (calculated in accordance with SECTION 2.10(D)):


----------------------------------- ------------------- ----------------- ----------------- -------------------- ------------------
                                    Additional Penalty      Penalty           Neutral            Incentive          Additional
                                                                                                                     Incentive
----------------------------------- ------------------- ----------------- ----------------- -------------------- ------------------
Performance Level (incidents per          [****]             [****]            [****]             [****]              [****]
1,000 enplaned revenue passengers)
----------------------------------- ------------------- ----------------- ----------------- -------------------- ------------------
Penalty/Incentive per enplaned            [****]             [****]            [****]             [****]              [****]
revenue passenger
----------------------------------- ------------------- ----------------- ----------------- -------------------- ------------------

The parties will review the penalty and incentive levels for customer complaints after the first year this Agreement is in effect and make such adjustments as are mutually agreed.

       (b) RECONCILIATION OF PERFORMANCE STANDARDS. For each Performance Period,
(i) Northwest shall determine the total number of enplaned revenue passengers on Scheduled Flights operated by Pinnacle, (ii) Pinnacle shall prepare a reconciliation of its actual performance to the targeted performance with respect to its completion factor and its on-time factor and (iii) Northwest shall prepare a reconciliation of Pinnacle's actual performance to targeted performance with respect to Pinnacle's incidences of mishandled luggage and its number of customer complaints. Such reconciliations will be completed and delivered to the other within thirty (30) days after the end of each Performance Period. Northwest and Pinnacle will have the right to audit the reconciliation prepared by the other and shall report any discrepancies to the other. Any discrepancy not reported in writing within sixty (60) days of the end of any Performance Period shall be deemed waived. The payment of in respect of any discrepancy shall be handled as a disputed amount in accordance with SECTION 5.08.

       (c) ADDITIONAL PERFORMANCE CRITERIA. During the term of this Agreement, Northwest may propose other performance criteria for Pinnacle's operations pursuant to this Agreement. The parties agree that they will meet upon the introduction of additional performance goals for Northwest's operations, to develop similar performance targets for Pinnacle, taking into account the differences in operations between the two companies, and shall use their best commercially reasonable efforts to develop a system of incentives and penalties for Pinnacle's performance with respect thereto in a manner consistent with the performance standards agreed to herein.

       SECTION 5.17 PINNACLE CHANGE OF CONTROL. In the event a Pinnacle Change of Control shall have occurred, SECTIONS 5.09, 5.10, 5.12 and 5.13 shall be terminated effective immediately.

       SECTION 5.18 CREDIT CARD CHARGEBACKS.

       (a) Pinnacle shall be billed for credit card chargebacks resulting from Pinnacle's noncompliance with Northwest's credit card acceptance procedures. Northwest shall apply the same card acceptance procedures and standards to Pinnacle as applied to Northwest by

Northwest's credit card contractors. Northwest will inform Pinnacle in writing regarding any material changes in Northwest's agreements with its credit card contractors to the extent such changes will impact the procedures and standards to be applied by Pinnacle.

       (b) With respect to all credit card charge forms returned to Pinnacle by Northwest, Northwest will furnish Pinnacle with a complete written explanation of the reason therefor accompanied by relevant documentation received from the credit card issuer or credit card holder.

       (c) Upon receipt of a chargeback, Pinnacle shall have a reasonable period of time, but not to exceed 30 days, to review the validity of the chargeback notice. If the chargeback is valid (within the scope of the circumstances for the chargeback), Pinnacle shall remit to Northwest within 30 days a gross amount equal to such credit card charge form. If, in Pinnacle's good faith opinion, the chargeback is not valid, Pinnacle will so notify Northwest and provide Northwest with a complete written explanation of the transaction together with any necessary supporting documentation within the 30-day period.

       (d) All revisions to Northwest's credit card acceptance procedures must be in writing and must be submitted to Pinnacle at least 30 days in advance of the effective date of such procedures or such shorter notification period as Northwest may utilize in notifying its own personnel.

       SECTION 5.19 RETURNED CHECKS.

       (a) Pinnacle shall be billed pursuant to SECTION 5.08 above for all returned checks resulting from Pinnacle's non-compliance with Northwest's check acceptance procedures.

       (b) Northwest will furnish Pinnacle with a complete written explanation of the reason, therefore, accompanied with the relevant documentation.

       (c) Pinnacle shall refund Northwest the full amount of the dishonored check within 30 days. If, in Pinnacle's reasonable opinion, the charge is not valid, Pinnacle will so notify Northwest and provide Northwest with a complete written explanation of the transaction together with any necessary supporting documentation within the 30-day period.

       (d) All revisions to Northwest's check acceptance procedures will be in writing and will be submitted to Pinnacle at least 30 days in advance of the effective date of such procedures or such shorter notification period as Northwest may utilize in notifying its own personnel.

       SECTION 5.20 MOST FAVORED NATIONS. If an Pinnacle Affected Company enters into an agreement with a Major Carrier to provide regional airline services on a capacity purchase or other similar economic basis on terms and conditions that are in the aggregate less favorable to the Pinnacle Affected Company than the terms and conditions of this Agreement are to Pinnacle, Northwest and Pinnacle will amend this Agreement (effective as of the date of the agreement with the Major Carrier) to conform the terms and conditions of this Agreement to the terms and conditions of the agreement with the Major Carrier.

                                   ARTICLE VI

                             REPORTING OBLIGATIONS,
               AUDITING, INSPECTIONS AND CONFIDENTIALITY/PUBLICITY

       SECTION 6.01 REPORTING OBLIGATIONS.

       (a) Certain Notices to Northwest. Pinnacle shall give prompt written notice to Northwest of (i) any litigation involving an uninsured claim of more than $1,000,000 against Pinnacle, (ii) any proceeding before any governmental agency which, if adversely determined, would materially and adversely affect Pinnacle's financial condition, affairs, operations or prospects, (iii) any other matter which would materially and adversely affect the financial condition, affairs, operations or prospects of Pinnacle or its ability to perform its obligations under this Agreement, and (iv) any proposed extraordinary capital expenditures and all capital expenditures in excess of $250,000. Pinnacle shall also report to Northwest not later than the last day of each month its completion factor and on-time factor for the prior month.

       (b) Financial and Reporting Covenants. Pinnacle Corp., Pinnacle and all Affiliates of Pinnacle Corp. shall provide to Northwest promptly following the filing or providing thereof copies of all financial statements, reports, notices and proxy statements filed with or provided to the Securities and Exchange Commission or the United States Department of Transportation. Pinnacle Corp. and Pinnacle shall also promptly provide to Northwest notice of and adequate information regarding any material weaknesses or reportable conditions noted in any management letters received by either Company from its independent auditors and the company's responses thereto. Pinnacle Corp., Pinnacle and all Affiliates of Pinnacle Corp. shall also provide Northwest with monthly financial statements, annual expense budgets and periodic business plans and related projections.

       (c) Certain Notices to Pinnacle. Northwest shall report to Pinnacle not later than the last day of each month the number of incidences of mishandled luggage and the number of customer complaints for the previous month related to the Regional Airline Services provided hereunder. Upon the reasonable prior written request by Pinnacle, Northwest shall make available its books and records related to incidences of mishandled luggage and customer complaints in connection with the Regional Airline Services provided hereunder.

       SECTION 6.02 AUDITS.

       (a) Compliance Audits. Upon the reasonable prior written request by Northwest, Pinnacle Corp. and Pinnacle shall make available their respective books and the books of all of their Subsidiaries and Affiliates, including but not limited to general ledger backup (monthly) for financial statements and records for operations with respect to this Agreement for inspection by Northwest. Northwest shall also be entitled to make copies and notes of such information as it deems necessary and to discuss such records and the finances and accounts of Pinnacle Corp. and Pinnacle with each Company's Chief Financial Officer or other employee or agent of Pinnacle Corp. or Pinnacle knowledgeable about such records.

       (b) Inventory Audits. At Northwest's request, during the term of this Agreement Pinnacle and Northwest shall conduct an annual inventory audit of all spare parts, tooling and ground support equipment owned by Northwest and leased to Pinnacle or owned by Northwest and supplied to Pinnacle. Such audit shall not be requested more than one time per calendar year. In conducting such audit, the parties shall tabulate the quantity and type of all spare parts and ground support equipment including recognition of spare parts and ground support equipment which were scrapped in the preceding year(s). Such audit, when completed and agreed to by both parties, shall be final.

       SECTION 6.03 INSPECTIONS. Northwest shall be entitled to conduct on-site observations of Pinnacle's in-flight service, flight, maintenance, technical operations, gate-check in service, ground operations, Aircraft cleaning and any and all other services and operations performed under this Agreement to monitor Pinnacle's operations in the same manner as similar functions are evaluated at Northwest. The purpose of such inspections shall be to determine Pinnacle's compliance with applicable Governmental Regulations, state and local laws, equipment manufacturer's instructions and the standards established by this Agreement. Pinnacle's operation will be evaluated according to the same standard as Northwest taking into account the differences in size and operational capabilities between the two airlines. Such inspections may be announced or unannounced, but under no circumstances shall they interfere with the operation of Pinnacle's business. Northwest shall report the findings of any such inspection to Pinnacle in writing. Pinnacle shall provide a timely written response detailing a plan of corrective action to remedy any deficiencies noted in an inspection. If any deficiency comes to the attention of Pinnacle through audits or any other means, Pinnacle shall take immediate corrective action.

       SECTION 6.04 CONFIDENTIALITY/PUBLICITY. Each of Northwest and Pinnacle agrees that, except as otherwise required by Governmental Regulations or any other applicable law, it shall not disclose to others and shall keep confidential the terms of this Agreement and any confidential, non-public information concerning the other that it obtains as a result of or pursuant to this Agreement. Pinnacle shall not issue any press release or public announcement relating to new Scheduled Flights, the cessation of Scheduled Flights in any Service City, schedule changes, customer initiatives, marketing programs or promotions, without Northwest's prior written approval of the press release or public announcement. In any such press release or public announcement, Pinnacle shall identify itself as a Northwest Airlink carrier.

                                  ARTICLE VII

                            NORTHWEST IDENTIFICATION

       SECTION 7.01 IDENTIFICATION LICENSE. Northwest hereby grants to Pinnacle a non-exclusive, non-transferable, non-sublicensable license to use the NW Identification in connection with its operation of the Regional Airline Services as authorized hereunder.

       SECTION 7.02 DESIGNATOR LICENSE. Northwest hereby grants to Pinnacle a non-exclusive, non-transferable, non-sublicensable license to use the Designator in connection with its operation of the Scheduled Flights as authorized hereunder.

       SECTION 7.03 NEW IDENTIFICATIONS. From time to time in its sole discretion, Northwest may change any NW Identifications and/or Designators upon notice to Pinnacle. After receipt of such notice, Pinnacle shall, as soon as practicable, but no later than thirty (30) days thereafter, commence use solely of the new NW Identifications and/or Designators and cease all use of any superseded ones. Northwest shall reimburse Pinnacle for the reasonable out-of-pocket expenses incurred by Pinnacle in making such changes.

       SECTION 7.04 USE OF IDENTIFICATION. Northwest shall have exclusive control over the use and display of all NW Identifications and Designators, and Pinnacle shall comply with all policies and guidelines of Northwest in this regard. Pinnacle shall use the NW Identifications and Designators in good faith, in a dignified manner and in compliance with good trademark practice. Pinnacle shall use the NW Identifications and Designators exactly as prescribed by Northwest, and shall not use (i) any stylization, abbreviation or variation thereof or (ii) the NW Identifications and Designators in connection or combination with any other Identification, in each case, without Northwest's prior written consent, which may be withheld in its sole discretion.

       SECTION 7.05 QUALITY CONTROL. Pinnacle shall use the NW Identifications and Designators only in connection with products and services that comply with the high standards of quality associated with Northwest. At Northwest's request, Pinnacle shall submit representative samples to Northwest of all uses by Pinnacle of the NW Identifications and Designators pursuant to this Agreement, including SECTIONS 2.02, 4.03(F), 4.07(D) and 4.09(E). Pinnacle shall receive the prior written approval of Northwest for any new uses of the NW Identifications and Designators, including on any advertising and promotional materials. Once such approval is received, Pinnacle need not resubmit such materials for approval unless they contain non-trivial modifications.

       SECTION 7.06 RESERVATION OF RIGHTS. All rights not expressly granted to Pinnacle hereunder are expressly reserved by Northwest, including without limitation the right to use or license others to use any NW Identifications or Designators. Pinnacle shall not use the NW Identification or Designator except as expressly authorized herein, and has no right to use any other Identification of Northwest other than the specific NW Identification in the exact form prescribed by Northwest from time to time.

       SECTION 7.07 OWNERSHIP. Pinnacle hereby acknowledges that, as between the parties, Northwest is the sole owner of the names "Northwest" and "Northwest Airlink," the initials "NW," and any Designators or NW Identifications related thereto or otherwise licensed to Pinnacle hereunder. Pinnacle agrees not to directly or indirectly question attack, contest or impugn the validity and/or Northwest's rights in the Designators and NW Identifications, including without limitation by attempting to register title to or any intellectual property rights in same or by participating in any action or proceeding adverse to Northwest in this regard. Pinnacle agrees to cooperate fully with Northwest in all actions to enforce, police and defend

Northwest's rights in the Designators and NW Identifications, subject to reimbursement for its out-of-pocket expenses.

       SECTION 7.08 TERMINATION. Should this Agreement expire or terminate for any reason, the licenses in SECTIONS 7.01 and 7.02 shall immediately terminate (although SECTIONS 7.07 and 7.08 shall survive), and Pinnacle shall promptly, but in any event within ninety (90) days (one hundred twenty (120) days with respect to any distinctive color scheme), take all such actions as may be necessary to change its facilities, equipment, uniforms, supplies and other materials to cease all use of any Designators and NW Identifications and to avoid any customer confusion or the suggestion or appearance that Pinnacle continues to have an operating relationship with Northwest.

       SECTION 7.09 BANKRUPTCY. The parties intend that the identity of Pinnacle as the licensee hereunder is a material condition to Northwest's granting of the licenses in 7.01 and 7.02, and that this Agreement should be construed overall as a contract for the personal services of Pinnacle. Therefore, in the event Pinnacle becomes subject to a bankruptcy proceeding, the parties intend that this Agreement shall not be assumed and/or assigned by Pinnacle or its representative without Northwest's consent.

                                  ARTICLE VIII

                                 TAXES AND FEES

       SECTION 8.01 TAXES AND FEES.

       (a) Pinnacle shall be liable for and pay the amount of any taxes (other than Ticket Taxes and Fees which are addressed separately in Section 8.02 below), duties, license fees, assessments, and other charges, together with any interest and penalties thereon, levied, assessed, or imposed by any federal, foreign, state, or local taxing or airport authority related or attributable to performance of Regional Airline Services pursuant to this Agreement.

       (b) Excluded from the coverage of SECTION 8.01(a) are any taxes based on the net income of Northwest.

       SECTION 8.02 TICKET TAXES AND FEES.

       (a) For all sales by Pinnacle using Northwest ticket stock or air waybills, Pinnacle shall be responsible for (1) collecting all Ticket Taxes and Fees, and (2) remitting such Ticket Taxes and Fees to Northwest at the same time as the revenues to which the Ticket Taxes and Fees relate are received by Northwest. Northwest then shall be responsible for remitting such Ticket Taxes and Fees to the appropriate governmental entities and taxing authorities.

       (a) Pinnacle shall indemnify, defend, and hold harmless Northwest and its officers, directors, employees, agents, and its affiliates (the "NW Indemnitees") from and against all assessments or payments for Ticket Taxes and Fees related to all sales by Pinnacle using Northwest ticket stock or air waybills, and any interest and/or penalties related thereto. This indemnification specifically includes, but is not limited to, assessments or payments under Sections 4261, 4263, 4271, 4291, 6662, 6672, 6861, or 7275 of the
Internal Revenue Code of 1986, as amended, and any successor provisions. Pinnacle further agrees as part of this indemnification to reimburse the NW Indemnitees for any reasonable out-of-pocket expenses, including attorneys' fees and expenses, the NW Indemnitees have incurred in connection with any such assessment or payment. The obligations of Pinnacle under this SECTION 8.02(B) shall remain in effect and shall survive without limitation the termination of this Agreement.

       SECTION 8.03 REFUNDS OF TAX. Pinnacle shall use its reasonable best efforts to seek any and all applicable refunds or credits of excise, sales, use, value-added, or similar transactional taxes paid by Pinnacle that are reimbursed by Northwest pursuant to this Agreement. Pinnacle shall retain ten percent (10%) of the amount of any such refund, credit or other benefit (inclusive of interest) it receives, and the remaining ninety percent (90%) (inclusive of interest) shall be paid to Northwest within ten (10) days of its receipt or recognition of benefit by Pinnacle.

                                   ARTICLE IX

                    LIABILITY, INDEMNIFICATION AND INSURANCE

       SECTION 9.01 INDEPENDENT CONTRACTOR.

       (a) Except for the limited purpose described in SECTION 5.01 hereof, Pinnacle shall act as an independent contractor. The employees, agents and/or independent contractors of Pinnacle engaged in performing any of the services Pinnacle is obligated to perform pursuant to this Agreement shall be employees, agents and independent contractors of Pinnacle for all purposes and under no circumstances shall employees, agents or independent contractors of Pinnacle be deemed to be employees, agents or independent contractors of Northwest. Except for the limited purpose described in SECTION 5.01 hereof, in its performance of obligations under this Agreement, Pinnacle shall act, for all purposes, as an independent contractor and not as an agent for Northwest. Northwest shall have no supervisory power or control over any employees, agents or independent contractors engaged by Pinnacle in connection with Pinnacle's performance of its obligations hereunder, and all complaints or requested changes in procedure shall, in all events, be transmitted by Northwest to a designated representative of Pinnacle. Nothing contained in this Agreement is intended to limit or condition Pinnacle's control over its operation or the conduct of its business as an air carrier, and Pinnacle assumes all risks of financial losses which may result from the operation of the air services to be provided by Pinnacle hereunder.

       (b) Northwest shall act as an independent contractor. The employees, agents and/or independent contractors of Northwest engaged in performing any of the services Northwest is to perform pursuant to this Agreement shall be employees, agents and independent contractors of Northwest for all purposes and under no circumstances shall employees, agents and independent contractors of Northwest be deemed to be employees, agents or independent contractors of Pinnacle. In performing its obligations under this Agreement, Northwest shall act, for all purposes, as an independent contractor and not as an agent for Pinnacle. Pinnacle shall have no supervisory power or control over any employees, agents or independent contractors engaged by Northwest in connection with the performance of its obligations hereunder, and all complaints or requested changes in procedure shall, in all events, be transmitted by Pinnacle to a designated representative of Northwest. Nothing contained in this Agreement is intended to limit or condition Northwest's control over its operation or the conduct of its business as an air carrier.

       SECTION 9.02 INDEMNIFICATION.

       (a) Each party assumes full responsibility for any and all liability to its own officers, employees or agents on account of injury or death resulting from or sustained in the performance of their respective services under this Agreement. Each party shall indemnify, defend, protect, save and hold harmless the other party, its officers, employees, and agents from and against any and all liabilities, claims, demands, suits, judgments, damages and losses (including the costs, fees and expenses in connection therewith and incident thereto) brought against the other party, its officers, employees or agents by or on behalf of any other person, by reason of damage to or destruction of property of any such person, or injury to or death of such person, caused by or arising out of any act or omission by the indemnifying party occurring while this Agreement is in effect. Notwithstanding the foregoing, neither party shall be liable for indemnifying the other for claims of third parties if caused by the gross negligence or willful misconduct of the other. Each party shall give the other party prompt and timely notice if it has actual knowledge of any claim made or suit instituted against the other party which in any way results in indemnification hereunder, and the other party shall have the right to compromise or participate in the defense of such claim or suit to the extent of its own interest.

       (b) Northwest shall indemnify Pinnacle against any physical loss of or damage to the Aircraft caused by Northwest's negligent operation of ground support equipment or other acts or omissions of Northwest in performing Ground Handling Functions pursuant to SECTION 4.02 above; provided, however, that Northwest's liability shall be limited to any such loss or damage to the Aircraft not exceeding the amount of the deductible with respect to such Aircraft under Pinnacle's hull risk insurance policy, except that loss or damage in respect of any incident below $3,000 shall not be indemnified. For the avoidance of doubt, Northwest shall not be liable to Pinnacle for any consequential loss or damage arising from physical loss of or damage to the Aircraft, and Pinnacle shall not make any claim against Northwest and shall indemnify it against any liability in respect of any and all such consequential loss or damage howsoever arising.

       (c) The obligations of Pinnacle and Northwest under the indemnity and insurance provisions contained herein shall remain in effect and shall survive without limitation the termination of this Agreement with respect to any occurrence or claims arising during the term of or in connection with this Agreement.

       SECTION 9.03 INSURANCE.

       (a) Pinnacle agrees, at its sole expense, to maintain in full force and effect the following insurance coverage with respect to Regional Airline
Services:

              (1) Workers' compensation and occupational disease insurance, subject to the laws of the states wherein this Agreement is being performed. Such coverage shall include employers liability insurance with a minimum limit of $1,000,000 per incident.

              (2) Comprehensive aviation bodily injury and property damage liability insurance with limits of not less than $1 billion combined single limit per occurrence (or such other minimum amount as may be reasonably requested by Northwest from time to time in the event Pinnacle no longer obtains airline liability insurance coverage as part of the Northwest's aviation insurance placement), including, but not limited to, aircraft liability, passenger legal liability, premises and property damage liability, hangar keepers liability and baggage and cargo liability. Such insurance shall include personal injury and contractual liability, and shall also include war risk and allied perils, hijack and confiscation coverage with a limit of not less than $1 billion per incident.

              (3) All risk hull insurance on the Aircraft, including hull war risk coverage as required by Northwest.

       (b) Prior to the commencement of Regional Airline Services under this Agreement and at least annually thereafter, certificates of insurance in a form satisfactory to Northwest shall be delivered to Northwest evidencing compliance with the insurance terms of this Agreement. All of the above policies shall have deductible amounts as established by Northwest, and, in any event, all of the above insurance shall be written through an insurance company or companies reasonably satisfactory to Northwest, and the certificates of insurance shall be of a type that unconditionally obligates the insurer to notify Northwest in writing at least thirty (30) days (or such lesser period as may be available for war peril coverage) in advance of the effective date in the event of any material change in or cancellation of such insurance. The policies of insurance required by paragraphs (2) and (3) of SECTION 9.03(A) shall provide coverage for events which occur during the policy period, are continuing in nature and not on a claims made basis, and shall include endorsements that provide:

              (1) That the Underwriters acknowledge that the indemnification and hold harmless provisions of this Agreement are insured under Pinnacle's blanket contractual liability coverage.

              (2) That Northwest, its officers, agents and employees are named as additional insureds thereunder.

              (3) That the insurance is primary with respect to the matters within such coverage, irrespective of any insurance carried by Northwest.

              (4) That with respect to the interest of Northwest, the insurance shall not be invalidated by any breach of warranty by Pinnacle.

              (5) That provide a severability of interest/cross liability endorsement.

              (6) That the insurer shall waive its subrogation rights against Northwest, its officers, agents and employees.

              (7) That any waiver of rights of subrogation against other parties by Pinnacle will not affect the coverage provided with respect to Northwest.

       The parties acknowledge and agree that endorsements (2) through (7) above are only applicable in the event Pinnacle obtains liability insurance coverage that is not part of Northwest's aviation insurance placement.

       (c) In the event the U.S. Government reimburses Pinnacle or its Affiliates for excess insurance costs incurred as a result of the September 11, 2001 terrorist attacks or other such occurrences, Pinnacle will promptly remit such reimbursement, including the applicable Margin Payment, if any, to Northwest in immediately available funds.

                                   ARTICLE X

                              TERM AND TERMINATION

       SECTION 10.01 TERM. This Agreement shall commence on and shall be effective as of March 1, 2002 (the "Effective Date") and, unless earlier terminated as provided herein, shall continue in effect until February 29, 2012 and shall thereafter automatically be extended for successive five (5) year renewal periods (each a "Renewal Term") unless (i) Northwest gives not less than two years' advance notice of non-renewal prior to February 29, 2012 or the commencement of any Renewal Term, in which case the Agreement will terminate on February 29, 2012 or the last day of the then applicable Renewal Term, as the case may be.

       SECTION 10.02 TERMINATION BY EITHER PARTY.

       (a) In the event that Pinnacle Corp., Pinnacle or Northwest (i) makes a general assignment for the benefit of creditors or becomes insolvent, (ii) files a voluntary petition in bankruptcy, (iii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, (iv) commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors,
(v) becomes the object of any proceeding or action of the type described in
(iii) or (iv) above and such proceeding or action remains undismissed or unstayed for a period of at least thirty (30) days, or (vi) is divested of a substantial part of its assets for a period of at least thirty (30) days, then any of the other parties may by written notice terminate this Agreement immediately.

       (b) Except as otherwise provided in SECTION 10.03, in the event of a breach of a nonmonetary provision of this Agreement by either party remaining uncured for more than thirty (30) days after receipt of written notification of such default by the nondefaulting party, or in the case of a breach requiring more than thirty (30) days notice to cure, the defaulting party does not begin and pursue with due diligence a method of cure within thirty (30) days after receipt of written notification specifying in reasonable detail the nature of such default from the nondefaulting party, then the nondefaulting party may terminate this Agreement at its sole option.

       (c) In the event of a breach of a monetary provision of this Agreement by either party and such default remaining uncured for more than thirty (30) days after receipt of written notification specifying in reasonable detail the nature of such default from the nondefaulting party, then the nondefaulting party may terminate this Agreement at its sole option.

       SECTION 10.03 TERMINATION BY NORTHWEST. Notwithstanding the provisions of
SECTION 10.02(B), Northwest shall have the right to terminate this Agreement immediately and at its sole option if:

       (a) Pinnacle shall default in the payment of any amount due under any Lease and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived.

       (b) Pinnacle shall default with respect to any other terms of any Lease, such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived.

       (c) Pinnacle shall fail to comply with the provisions of SECTION 9.03 and, as a result thereof, the insurance required thereunder is not in effect.

       (d) Pinnacle shall fail to comply with the provisions of SECTION 6.03.

       (e) More than fifty percent (50%) of the Aircraft do not operate any Scheduled Flights for more than seven (7) consecutive days or twenty-five percent (25%) of the Aircraft do not operate any Scheduled Flights for more than twenty-one (21) consecutive days, other than as a result of (1) an FAA order which grounds all commercial flights of all air carriers or grounds a specific Aircraft type of all air carriers, (2) a scheduling action by Northwest, or (3) Northwest's inability to perform its obligations under this Agreement as a result of a strike by Northwest employees.

       (f) Pinnacle's FAA or DOT Certification is for any reason suspended or revoked or otherwise not in full force and effect so as to permit Pinnacle to perform the Regional Airline Services required under this Agreement.

       (g) A Pinnacle Change of Control shall have occurred.

       (h) Pinnacle or a Pinnacle Affected Company shall commence operating an aircraft type which causes Northwest to be in violation of its collective bargaining agreement with its pilots or a Pinnacle Affected Company operates an aircraft with more seats than the greater of (i) forty-four (44) seats, and (ii) the highest number of seats that a jet aircraft may have and still have one less seat than an aircraft defined as a "regional jet" under Northwest's collective bargaining agreement with its pilots.

       (i) The person elected to replace Philip H. Trenary as Chief Executive Officer of Pinnacle and Pinnacle Corp. and any successor Chief Executive Officer of Pinnacle and Pinnacle Corp. shall not be reasonably acceptable to Northwest.


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

       (j) Pinnacle shall default in the payment of any amount due under the Note and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived.

       (k) Pinnacle shall default with respect to the material terms of any other agreement between Pinnacle and Northwest, and such default shall continue for more than the period of grace, if any, specified therein and shall not have been waived.

                                   ARTICLE XI

                                  MISCELLANEOUS

       SECTION 11.01 LIMITATION ON PERFORMANCE. The obligation of either Northwest or Pinnacle to perform under the terms of this Agreement shall be limited or modified by, and neither carrier shall be deemed to be in default hereunder as a result of any of the following causes:

       (a) Acts of God or the public enemy, civil war, insurrections or riots; fires, floods, explosions, embargoes, earthquakes or serious accidents, epidemics, or quarantine restrictions; any act of government, governmental priorities, allocations, orders or Governmental Regulations affecting materials or facilities, inability after due and timely diligence to procure materials, accessories, equipment or parts; or due to any other cause to the extent it is beyond that carrier's practical control or not occasioned by that carrier's fault or negligence.

       (b) Cessation, slow-down or interruption of work, or any other labor disturbance involving Northwest.

       SECTION 11.02 MUTUAL COOPERATION. Northwest and Pinnacle shall use their reasonable best efforts to cooperate with each other in performing their respective obligations under this Agreement.

       SECTION 11.03 REPRESENTATIONS AND WARRANTIES. Except as expressly set forth herein, neither Northwest nor Pinnacle shall make any representations or warranties, expressed or implied, under or in connection with this Agreement.

       SECTION 11.04 ASSIGNMENT. This Agreement may not be assigned by any party without the prior written consent of the other parties.

       SECTION 11.05 GOVERNING LAW. This Agreement shall be governed in accordance with the laws of the State of Minnesota, notwithstanding the choice of law provisions thereof.

       SECTION 11.06 INTERLINE AND OTHER AGREEMENTS. Northwest agrees, to the extent it has the right to do so, to permit Pinnacle to avail itself of all its rights, privileges and amenities pursuant to its interline agreements and all industry trade or other agreements between Northwest and any other air carriers. Northwest shall take all action and execute such documents as may be necessary to enable Pinnacle to avail itself of the maximum benefits afforded by such


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

agreements. Subject to Northwest's prior written approval, Pinnacle may enter interline agreements with air carriers other than those air carriers covered by the two preceding sentences.

       SECTION 11.07 NOTICES. All notices given hereunder shall be given in writing and shall be delivered in person or deposited in the United States mail, certified or registered mail, return receipt requested, with adequate postage prepaid, or given by Pinnacle courier, telex, facsimile, or other expedient written means, addressed as follows:

       If to Northwest:              Northwest Airlines, Inc.
                                     Department A6100
                                     2700 Lone Oak Parkway
                                     Eagan, Minnesota 55121
                                     Attn: Vice President - Market Planning
                                     Facsimile No: (612) 727-7113

                                     Northwest Airlines, Inc.
                                     Department A1180
                                     2700 Lone Oak Parkway
                                     Eagan, Minnesota 55121
                                     Attn: General Counsel
       With copies to:               Facsimile No: (612)726-7123

                                     Northwest Airlines, Inc.
                                     Department A6030
                                     2700 Lone Oak Parkway
                                     Eagan, MN 55121
                                     Attn: Director of Airlink Planning
                                     Facsimile No: (612) 727-7110

       If to Pinnacle:               Pinnacle Airlines, Inc.
                                     1689 Nonconnah Parkway
                                     Suit 111
                                     Attn: President
                                     Facsimile No: 901-348-4103

or to such other address as the respective parties hereto shall designate by notice in writing to the other party. Notices shall be deemed received and given on the date of delivery or the date of refusal of delivery as shown by the return receipt.

       SECTION 11.08 PARTIES. Except as provided to the contrary herein, this Agreement, and the rights and obligations created hereunder, shall be binding upon and inure to the benefit of the respective parties hereto and their respective successors and permitted assigns.

       SECTION 11.09 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one agreement.

       SECTION 11.10 SEVERABILITY. If any term of this Agreement shall be judicially determined to be illegal, invalid or unenforceable at law or in equity, it shall be deemed to be void and of no force and effect to the extent necessary to bring such term within the provisions of any such applicable law or laws, and such terms as so modified and the balance of the terms of this Agreement shall remain enforceable.

       SECTION 11.11 CAPTIONS, SECTION HEADINGS AND TABLE OF CONTENTS. Captions, section headings and the Table of Contents used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

       SECTION 11.12 AVAILABILITY OF EQUITABLE REMEDIES; PROCEDURES.

       (a) In the event of a breach by either party of any provision of this Agreement, the nonbreaching party may give notice thereof to the breaching party, which notice shall specify in reasonable detail the nature of the breach and shall demand that the breaching party either cure the breach or refrain from conduct constituting the breach (herein the "conduct"), as may be applicable. If
(i) the breaching party has not cured the breach or refrained from the conduct, as may be applicable, within ten (10) days following receipt of the notice from the nonbreaching party, or (ii) the breaching party does not begin within ten
(10) days following receipt of the notice to pursue with reasonable diligence a method of cure or begin to take steps toward ceasing the conduct where the breach or conduct is such that it requires more than ten (10) days to cure or to cease, as may be applicable, then the nonbreaching party may seek to compel performance by the breaching party in accordance with the provisions of paragraph (b) below. If, upon receiving a notice contemplated by this paragraph
(a), a breaching party believes that a breach has not occurred or that the conduct specified in the notice does not constitute a breach of the provisions of this Agreement, but the breaching party nonetheless cures the alleged breach or refrains from the conduct within ten (10) days following receipt of such notice, such party may thereafter proceed in accordance with the provisions of paragraph (b) below to seek a determination of whether a breach occurred or whether the specified conduct constituted a breach of the provisions of this Agreement.

       (b) Because a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, following notification in accordance with the provisions of paragraph (a) above, to an injunction restraining such breach or threatened breach and to specific performance of any provision of this Agreement and, in either case, no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such injunction and to the ordering of specific performance. Further, in the event any party refrains from the conduct of any activity alleged in a notice received pursuant to paragraph (a) above to constitute a breach of the provisions of this Agreement, such party may thereafter proceed promptly to bring an action in the District Court, County of Hennepin, State of Minnesota, for an expedited judicial determination as to whether the conduct specified constitutes a breach of the provisions of this Agreement and, upon a determination that the conduct does not constitute a breach, such party may promptly thereafter recommence such conduct.


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

       SECTION 11.13 EXHIBITS. The Exhibits attached hereto are intended to be an integral part of this Agreement and are incorporated into the Agreement by reference for all purposes.

       SECTION 11.14 INTEGRATION AND ENTIRE AGREEMENT. This Agreement (including the Exhibits) and the ancillary documents entered into in connection therewith are intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein and therein set forth. This Agreement may only be amended or modified by a written agreement between Pinnacle, on the one hand, and Northwest, on the other, which specifically references this Agreement and expressly provides for such amendment.

       SECTION 11.15 RELATIONSHIP OF PARTIES. Nothing in this Agreement shall be interpreted or construed as establishing between the parties a partnership, joint venture or other similar arrangement.












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

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


PINNACLE AIRLINES, INC.                     NORTHWEST AIRLINES, INC.



By:                                         By
   -----------------------------------          --------------------------------
   Name:                                        Name:

   -----------------------------------          --------------------------------
   Title:                                       Title:



PINNACLE AIRLINES CORP.


By:
   -----------------------------------
   Name:

   -----------------------------------
   Title:

                                   EXHIBIT A-1

                               AIRCRAFT LEASE FORM

     Please refer to Exhibit 10.2 to Pinnacle Corp.'s Registration Statement
                       on Form S-1 (File No. 333-83354).

                                   EXHIBIT A-2

                                ENGINE LEASE FORM

     Please refer to Exhibit 10.3 to Pinnacle Corp.'s Registration Statement
                       on Form S-1 (File No. 333-83354).

                                    EXHIBIT B

                            HUB CITY FACILITY CHARGES

Rental rates chargeable to Pinnacle for the sub-leased space at the Hub Cities shall be as follows:

           MSP -- [****] per month

           DTW -- [****] per month

           MEM -- [****] per month

                                    EXHIBIT C

                              PARITY PAY AGREEMENT

PARITY PAY AGREEMENT

The parties agree that labor costs resulting from pay rates in excess of Parity Pay Rates for the pilot, flight attendant, customer service/reservations agent, ramp service, and mechanic workgroups will be excluded from Total Operating Cost when calculating the Margin pursuant to SECTION 5.10(A) and 5.13(A).

The parties agree that labor costs resulting from any significant work rule and/or Premium changes, in lieu of above Parity Pay Rates will be excluded from Total Operating Cost when calculating the Margin pursuant to SECTION 5.10(A) and 5.13(A).

The parties agree that labor costs resulting from benefits which are in excess of industry parity for the pilot, flight attendant, customer service/reservations agent, ramp service, and mechanic workgroups will be excluded from Total Operating Cost when calculating the Margin pursuant to
SECTION 5.10(A) and 5.13(A).

The following definitions are used throughout this parity pay agreement:

       "COMPARISON AIRLINES" shall have the meaning throughout Exhibit C as the five largest (by revenue) publicly traded U.S. domestic regional airlines operating primarily regional jet aircraft.

       "PREMIUMS" shall mean separate line, longevity, shift, license, skill or other premiums.

       "RAA" shall mean the Regional Airline Association, Washington, D.C.

Definitions provided in the sections below are applicable only to the section in which such terms appear.

PILOT AND FLIGHT ATTENDANT EMPLOYEES

A.  PROCEDURES

Pinnacle's Pay Rates for the pilot and flight attendant workgroups plus hourly impact of any Bonus Rate are compared to Parity Pay Rates.

If Pay Rates exceed Parity Pay Rates in any classification, the labor cost for that classification will be multiplied by the overage percentage and such product will be deducted from Total Operating Cost for purposes of calculating the Margin.

Significant work rule and Premiums changes are evaluated on a case by case basis.

B.  DEFINITIONS

       "PAY RATES" shall be the top of scale hourly rates of pay excluding Premiums.

       "BONUS RATE" shall be the average bonus payment divided by the timeframe covered (based on 2,080 hours per year).

       "PARITY PAY RATES" shall be the simple average of the Pay Rates at the Comparison Airlines within a classification. In the event that a comparison airline reduces or eliminates its Premiums and simultaneously increases its basic hourly rates, the portion of the basic hourly rate equal to the Premiums shall be excluded in determining Parity Pay Rates.

CUSTOMER SERVICE/RESERVATIONS AGENT, RAMP SERVICE AND MECHANIC EMPLOYEES

A.  PROCEDURES

Pinnacle's actual Pay for customer service/reservations agent, ramp service, and mechanic workgroups is compared to projected Parity Pay.

If Pay exceeds Parity Pay in any classification, the difference will be deducted from Total Operating Cost for purposes of calculating the Margin.

Significant work rule and Premiums changes are evaluated on a case-by-case basis.

B.  DEFINITIONS

       "PAY" is the sum of all customer service/reservation, agent, ramp service and mechanic employees pay, including any bonus payments, within a classification (i.e. customer service agents) and shall exclude Premiums and any overtime premium.

       "PARITY PAY" shall be the sum of all customer service/reservation, agent, ramp service and mechanic employees Pay re-calculated using the Parity Pay Scale in place of actual Pay rates.

       "PARITY PAY SCALE" shall be constructed by taking the average pay rates for Pay steps for all levels new hire to year 10 (top step) of the Comparison Airlines as reported by the RAA.

BENEFITS - ALL EMPLOYEES

A.  PROCEDURES

Pinnacle's actual Benefits for all above employee groups are compared to the average Benefits of the same or similar classifications of the Comparison Airlines as reported by the RAA.

B.  DEFINITIONS

       "BENEFITS" include but are not limited to pension, 401(k), health and dental insurance, life and disability insurance, and other post retirement benefits. Benefits are evaluated on an individual basis (i.e. Pinnacle's pilot pension is compared to the average pilot pension at the Comparison Airlines as reported by the RAA).

DATA REQUIREMENTS

In order to assess compliance with the Parity Pay Agreement, Pinnacle agrees to provide Northwest with data including but not limited to the following:

     -    Total labor costs by workgroup or classification (e.g. pilot)

     -    Pay scales to the extent they exist for all Pinnacle's workgroups.

     - Pay scales for the Comparison Airlines as reported by the RAA for requested workgroups.

     - Individual employees' information including workgroup, longevity or hire date, bonus payments received, hourly rate(s) of pay, hours paid at hourly rate(s) of pay, projected hours paid at each pay step (1 -
          10) if not currently paid based on a defined pay scale, for requested workgroups.
















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